Filed Pursuant to Rule 497(e)
                                                    File Nos. 33-24041/811-05646

                               [New Century Logo]

                              New Century Capital
                              New Century Balanced
                             New Century Aggressive
                           New Century International
                       New Century Alternative Strategies

                                   PROSPECTUS

                               February 28, 2002
                               as revised through
                                  May 1, 2002

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                             NEW CENTURY PORTFOLIOS

                       Prospectus dated February 28, 2002
                         as revised through May 1, 2002


Each Portfolio has a specific investment objective. There is no assurance the objectives will be achieved.

NEW CENTURY CAPITAL PORTFOLIO. The investment objective of the Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. The Capital Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign).

NEW CENTURY BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. The Balanced Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign), and fixed income securities (domestic and foreign).

NEW CENTURY AGGRESSIVE PORTFOLIO. The investment objective of the Aggressive Portfolio is to provide capital growth, without regard to current income, while managing risk. The Aggressive Portfolio seeks to achieve its objective by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign).

NEW CENTURY INTERNATIONAL PORTFOLIO. The investment objective of the International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. The International Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies that emphasize investments in equities and fixed income securities (foreign, worldwide, emerging markets and domestic).

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO. The investment objective of the Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk. The New Century Alternative Strategies Portfolio seeks to achieve these objectives by investing primarily in shares of other registered investment companies that emphasize alternative strategies.

33606v6

                                TABLE OF CONTENTS

   Your Guide to the Prospectus...........................................    i

THE PORTFOLIOS
   An Introduction to Funds of Funds......................................    1
   The Objectives, and a Summary of the Principal Investment Strategies
    and Policies of the Portfolios
      New Century Capital Portfolio.......................................    1
      New Century Balanced Portfolio......................................    1
      New Century Aggressive Portfolio....................................    2
      New Century International Portfolio.................................    2
      New Century Alternative Strategies Portfolio........................    3
   The Principal Risks of Investing in the Portfolios.....................    4
   Performance History....................................................    6
   Expenses...............................................................   14
   Additional Information Concerning the Principal Investment Strategies..   17

WHO MANAGES THE PORTFOLIOS
   The Investment Advisor.................................................   22
   The Portfolio Managers.................................................   22

HOW TO BUY AND SELL SHARES
   Pricing of Portfolio Shares...........................................    23
   Distribution Plans....................................................    23
   Instructions For Opening and Adding to an Account.....................    24
   Telephone and Wire Transactions.......................................    25
   Additional Purchase Information.......................................    26
   Instructions For Selling Portfolio Shares.............................    27
   Additional Redemption Information.....................................    28
   How to Exchange Shares................................................    30
   Retirement Plan Services..............................................    31
   Automatic Services for Portfolio Investors............................    32
   Shareholder Communications............................................    33
   Dividends and Distributions...........................................    33
   Taxes.................................................................    33

FINANCIAL HIGHLIGHTS.....................................................    34

NEW CENTURY PORTFOLIOS...................................................    39

WHERE TO GO FOR MORE INFORMATION
   Annual and Semi-Annual Reports .......................................    40
   Statement of Additional Information...................................    40



                                        i

                          YOUR GUIDE TO THE PROSPECTUS

This Prospectus will help you decide whether investing in the New Century Portfolios is appropriate for you. The New Century Portfolios is a family of funds. There are presently five portfolios available for investment:

     o    the New Century Capital Portfolio (the "Capital Portfolio"),

     o    the New Century Balanced Portfolio (the "Balanced Portfolio"),

     o    the New Century Aggressive Portfolio (the "Aggressive Portfolio"),

     o    the  New   Century   International   Portfolio   (the   "International
          Portfolio"), and

     o the New Century Alternatives Strategies Portfolio (the "Alternative Strategies Portfolio").

The investment advisor for each Portfolio is Weston Financial Group, Inc. (the "Advisor").

We divided the Prospectus into four sections to make it easy for you to find the information you need.

The first section, "The Portfolios," contains a discussion of the objectives, principal risks, performance history and fees of each Portfolio. In particular, this section sets forth four important facts about each Portfolio:

     o    The investment goal of each Portfolio,

     o    The principal investment policies of each Portfolio,

     o    The investment selection process used by each Portfolio, and

     o    The principal risks associated with each Portfolio.

The remaining sections of the Prospectus - Who Manages the Portfolios, How to Buy and Sell Shares and Financial Highlights - provide detailed information regarding the management of the Portfolios, the services and privileges available to the Portfolios' shareholders, how shares are priced, how to buy and sell shares, and financial information.


                                        i

                                THE PORTFOLIOS

                        An Introduction to Funds of Funds

New Century Portfolios (the "Trust") is a family of funds that invest in other investment companies. With one purchase, an investor can invest in an actively managed Portfolio of investment companies that are not limited to any one family of funds. Each Portfolio's objective, and its policy to concentrate primarily in shares of other registered investment companies, cannot be changed without approval by the shareholders of the Portfolio.

            The Objectives, and a Summary of the Principal Investment
                    Strategies and Policies of the Portfolios

New Century Capital Portfolio

Investment Objective. The investment objective of the Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.

Principal Investment Strategies. The New Century Capital Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies that emphasize investments in equities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign).

The Capital Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the equity markets. For example, the Capital Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization, aggressive, and foreign equities.


New Century Balanced Portfolio

Investment Objective. The investment objective of the Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk.

Principal Investment Strategies. The New Century Balanced Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies that emphasize investments in equities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign), in fixed income securities such as fixed rate debt, variable rate debt or high yield, lower rated debt instruments (domestic and foreign), or in a composite of such securities.

The Balanced Portfolio will use a variety of investment techniques designed to generate dividends (including dividends of funds in which we invest that are derived from interest), interest, and other income. The Balanced Portfolio will diversify its equity and fixed income investments by investing primarily in investment companies that focus on different segments of the equity markets and investment companies that focus on different segments of the fixed income markets. For example, the portion of the Balanced Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization and foreign equities. The portion of the Balanced Portfolio that is invested in fixed income securities may be invested in investment companies that emphasize domestic, high yield (including lower rated) and foreign fixed income securities.

The Balanced Portfolio will maintain not less than 25% of its assets in fixed income investments by selecting underlying funds that invest in such securities.


New Century Aggressive Portfolio

Investment Objective.  The investment objective of the Aggressive
Portfolio is to provide capital growth, without regard to current income, while managing risk.

Principal Investment Strategies. The New Century Aggressive Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies that emphasize investments in equities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign) or other securities that are selected by those investment companies to achieve growth.

The Aggressive Portfolio will select for its portfolio investment companies that seek to achieve above-average growth through investment in equity securities of companies expected to appreciate as a result of growing or strong earnings or the growth or advancement of the company's business, products, etc. For example, the portion of the Aggressive Portfolio that is invested in equities may be invested in investment companies that focus on capital appreciation, aggressive growth, growth, growth and income, equity income, small-capitalization, medium-capitalization and foreign equities. The Aggressive Portfolio may also invest in an investment company seeking appreciation by investment in a portfolio of debt securities, (including high-yield, lower rated debt securities).


New Century International Portfolio

Investment Objective. The investment objective of the International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.

Principal Investment Strategies. The New Century International Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies that emphasize investments in equities such as common stocks, preferred stocks or securities convertible into stocks, but with a focus on securities in foreign and emerging markets, and with less emphasis on securities in domestic markets.

The International Portfolio will select for its portfolio investment companies that emphasize investment in securities of issuers that are located outside the U.S., or which derive a significant portion of their business or profits outside the U.S. The International Portfolio will select investment companies that invest in companies that may benefit from growing markets, new products, increasing market share, growth of dividends, interest, or other income. In selecting such investment companies, the International Portfolio may consider the opportunity for such an investment company to produce current income through its investments.

The International Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the foreign and domestic equity markets. For example, the portion of the International Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and, equity income, small-capitalization and aggressive equities. The International Portfolio may also invest in investment companies that focus on different segments of the foreign and domestic debt markets.

As a general rule, the underlying funds in which the International Portfolio will invest, will in turn, invest no less than 65%, and may invest up to 100%, of their assets in international securities.


New Century Alternative Strategies Portfolio

Investment Objective. The investment objective of the New Century Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk.

Principal Investment Strategies. The New Century Alternative Strategies Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies. The investment companies that the Alternative Strategies Portfolio will invest in are those that emphasize alternative strategies and which have low correlations to the securities in the S&P 500 Index, such as funds that: sell equity securities long and short, take market neutral positions, invest in convertible arbitrage securities, employ global macro investment strategies, employ asset allocation strategies, employ merger arbitrage strategies, invest in distressed securities, invest in the natural resources sector and invest in real estate investment trusts ("REITs").

In addition to employing alternative strategies such as those described above, the underlying funds invest: in equities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign); in fixed income securities such as fixed rate debt, variable rate debt or high yield, lower rated debt (i.e., "junk bonds") instruments (domestic and foreign); or in a composite of such securities. The Alternative Strategies Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund's investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities). Although the Alternative Strategies Portfolio is classified as a diversified fund pursuant to the Investment Company Act of 1940, as amended, the Portfolio is permitted to invest in underlying funds that are classified as non-diversified.

Additional Principal Investment Strategies of the Portfolios. Some of the underlying funds in which the Portfolios may invest can employ investment strategies such as using options, futures and options on futures. The Portfolios may invest in investment companies that borrow to invest. This is called leveraging. The Portfolios may also invest in investment companies that concentrate in a particular industry or industry sector. The Advisor manages risk through diversification and asset allocation, and by monitoring activities of underlying funds in which the Portfolios invest.


               The Principal Risks of Investing in the Portfolios

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels and political events are among the factors affecting the securities markets of the Portfolios' investments. There is a risk the Advisor will not respond accurately to the direction of these and other factors and, as a result, the Advisor's investment decisions may not accomplish what they were intended to achieve. You could lose money investing in the Portfolios. You should consider your own investment goals, time horizon and risk tolerance before investing in the Portfolios. You should also consider the following factors before investing in the Portfolios.

Investment Companies. The Portfolios are funds of funds which invest primarily in the shares of registered open-end and closed-end investment companies. Thus, each Portfolio is affected by the performance of those companies. Investing in investment companies does not eliminate investment risk.

You should recognize that you may invest directly in mutual funds. By investing in mutual funds indirectly through the Portfolios, you will bear both your proportionate share of the expenses of the Portfolios (including operating costs and investment advisory and administrative fees) and similar expenses of the underlying funds. In addition, you will bear your proportionate share of expenses related to the distribution of a Portfolio's shares and you also may indirectly bear expenses paid by an underlying fund for the distribution of its shares. Each Portfolio has the right to invest in investment companies that charge a "sales load" and other sales charges. Each Portfolio will seek to minimize such charges, but they can reduce the Portfolio's investment results.

Market Capitalization. Companies may be categorized as having a small, medium, or large capitalization market value. The potential risks are generally higher with small capitalization companies and lower with large capitalization companies. Therefore, investors should expect underlying funds which invest primarily in small-capitalization and medium-capitalization stocks, such as the investment companies in which the Aggressive Portfolio may invest, to be more volatile than, and to fluctuate independently of, broad stock market indices such as the S&P 500(R) Index ("S&P 500").

Concentration.   Each   Portfolio  may  invest  in  investment   companies  that
concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources). Because investments within a single industry or sector would be affected by developments within that industry or sector, an underlying fund that concentrates is subject to greater risk than a fund that invests in a broader range of industries. Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.

Diversification. Some of the underlying funds in which the Portfolios may invest are classified as non-diversified funds for purposes of the Investment Company Act of 1940, as amended. This means that the underlying fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the underlying fund's larger security positions to have a greater impact on the fund's net asset value per share, which could lead to increased volatility.

Foreign Investing. Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. Investments in emerging markets may involve even greater risks such as immature economic structures and lesser-developed and more thinly traded securities markets. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.

Long/Short Selling Risk. There are risks involved with selling securities long or short. The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The underlying fund may be required to pay a premium, dividend or interest. The underlying fund's long positions could decline in value while the value of the securities sold short could increase, thereby increasing the potential for loss. It is also possible that the underlying fund's combination of securities held long and short will fail to protect the fund from overall stock market risk.

Arbitrage. The Portfolios may invest in underlying funds that use a merger arbitrage investment strategy. The principal risk involved with merger arbitrage investments is that certain of the proposed reorganizations may be renegotiated or terminated, which could result in a loss.


Fixed Income Investing

Credit Risk. The Portfolios may lose money if the issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. High-yield, lower rated debt securities (i.e., "junk bonds") are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities. This is especially true during periods of economic uncertainty or during economic downturns.

Interest Rate Risk. The value of a Portfolio's investments in fixed income securities are affected by movements in interest rates. The value of fixed income securities tend to fall when interest rates rise and to rise when interest rates fall. Generally, the longer the time until maturity, the more sensitive the price of a fixed income security is to interest rate changes.

Convertible Securities. Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

Options, Futures and Options on Futures. An underlying fund may use derivatives such as options on stock or bond indices, financial and currency futures contracts and related options, and currency options. There is no guarantee such strategies will work. If a fund's investment manager is not successful in employing such instruments in managing a fund's investments, the fund's performance will be worse than if it did not employ such strategies.

Leveraging. An underlying fund may borrow money to increase its holdings of portfolio securities. Since a fund must maintain asset coverage of 300%, an underlying fund that leverages could be required to sell investments at an inopportune time to satisfy this requirement. Leveraging also can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund. The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed funds.

Portfolio Turnover. Each Portfolio presently estimates that its annualized portfolio turnover rate generally will not exceed 200%. High portfolio turnover might adversely affect a Portfolio's performance due to additional transaction costs (such as brokerage commissions or sales charges) and adverse tax effects.


                               Performance History

Performance information is presented below for each of the Portfolios except the Alternative Strategies Portfolio. No performance information is being presented for the Alternative Strategies Portfolio because it has not yet completed one full calendar year of operations. The bar charts and tables below show how each Portfolio has performed in the past and give some indication of the risk of investing in such Portfolios. Both assume that all dividends and distributions are reinvested in the applicable Portfolio. The bar chart shows how the performance of each Portfolio has varied from year to year. The accompanying tables compare each Portfolio's performance to that of a broad-based securities index. After-tax returns are shown as well. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their New Century Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Keep in mind that past performance (before and after taxes) may not indicate how well a New Century Portfolio will perform in the future.


        Year-By-Year Total Returns As Of December 31, 2001

New Century Capital Portfolio

[BAR CHART GOES HERE]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    -----   -----   -----   -----   -----   -----   -----   -----   -----
0.55%   13.82%  0.06%   28.10%  14.54%  26.06%  20.09%  34.72%  -12.52% -13.36%

[END BAR CHART]


The New Century Capital Portfolio's total return for the quarter ended March 31, 2002 was 1.53%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.67% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -17.46% (quarter ended September 30, 2001).

Average Annual Total Returns as of December 31, 2001

                            1 Year      5 Years    10 Years
New Century Capital
Portfolio
   Before Taxes             -13.36%      9.10%      10.01%

New Century Capital
Portfolio
   After Taxes on
   Distributions            -13.36%      6.17%       7.09%

New Century Capital
Portfolio
   After Taxes on
   Distributions and
   Sale of Portfolio
   Shares                   -8.14%       6.53%       7.11%

S&P 500 Composite Index*    -11.88%     10.70%      12.93%
(1)

-----------

(1) The S&P 500 Composite Index is a widely recognized, unmanaged index of stock performance.

* The returns for the Index reflect no deduction for fees, expenses or taxes. The SEC requires such deduction for fees, expenses and taxes to be reflected in the New Century Capital Portfolio's performance.

New Century Balanced Portfolio


[BAR CHART GOES HERE]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    -----   -----   -----   -----   -----   -----   -----   -----   -----
2.82%   15.52%  -2.41%  22.86%  12.22%  18.57%  13.48%  18.34%  -4.70%  -4.41%


[END BAR CHART]


The New Century Balanced Portfolio's total return for the quarter ended March 31, 2002 was 1.11%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.44% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -8.66% (quarter ended September 30, 2001).


Average Annual Total Returns as of December 31, 2001

                             1 Year      5 Years    10 Years
New Century Balanced
   Portfolio
   Before Taxes              -4.41%       7.72%      8.77%

New Century Balanced
  Portfolio
    After Taxes on
    Distributions            -4.77%       4.90%      5.97%

New Century Balanced
   Portfolio
   After Taxes on
   Distributions and
   Sale of Portfolio
   Shares                    -2.69%       5.23%      5.99%

S&P 500 Composite Index*(1) -11.88%      10.70%     12.93%

Lehman Brothers
Government/Corporate
Bond Index* (2)              8.51%       7.36%      7.27%

Blended Index* (3)          -3.72%       9.36%     10.67%
-------------------

(1) The S&P 500 Composite Index is a widely recognized, unmanaged index of stock performance.

(2) The Lehman Government/Corporate Bond Index is an unmanaged index of intermediate and long-term government securities and investment grade corporate debt securities.

(3) The Blended Index is a unmanaged, hybrid index comprised of 60% of the S&P 500 Composite Index and 40% of the Lehman Government/Corporate Bond Index.

* The returns for the Indices reflect no deduction for fees, expenses or taxes. The SEC requires such deduction for fees, expenses and taxes to be reflected in the New Century Balanced Portfolio's performance.


New Century Aggressive Portfolio


[BAR CHART GOES HERE]

        2001
        ----
        -14.82%

[END BAR CHART]


The New Century Aggressive Portfolio's total return for the quarter ended March 31, 2002 was -3.03%.

During the period shown in the bar chart, the highest return for a calendar quarter was 13.61% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -20.86% (quarter ended September 30, 2001).


Average Annual Total Returns as of December 31, 2001


                                          Since Inception on
                               1 Year     November 1, 2000

New Century Aggressive
   Portfolio Before Taxes      -14.82%    -18.06%

New Century Aggressive
   Portfolio After Taxes on
   Distributions               -14.82%    -18.06%

New Century Aggressive
   Portfolio After Taxes on
   Distributions and Sale
   of Portfolio Shares          -9.03%    -14.40%

S&P 500 Composite Index* (1)   -11.88%    -16.47%

NASDAQ Composite Index* (2)    -21.05%    -35.56%

-------------------

(1) The S&P 500 Composite Index is a widely recognized, unmanaged index of stock performance.

(2) The NASDAQ Composite Index is an unmanaged index of all NASDAQ domestic and international based common stocks listed on the NASDAQ Stock Market.

* The returns for the Indices reflect no deduction for fees, expenses or taxes. The SEC requires such deduction for fees, expenses and taxes to be reflected in the New Century Aggressive Portfolio's performance.


New Century International Portfolio


[BAR CHART GOES HERE]

        2001
        ----
        -18.29%

[END BAR CHART]

The New Century International Portfolio's total return for the quarter ended March 31, 2002 was 5.27%.

During the period shown in the bar chart, the highest return for a calendar quarter was 8.72% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -15.85% (quarter ended September 30, 2001).


Average Annual Total Returns as of December 31, 2001

                                           Since Inception on
                               1 Year      November 1, 2000

New Century International
   Portfolio Before Taxes      -18.29%     -19.26%

New Century International
   Portfolio After Taxes on
   Distributions               -18.35%     -19.31%

New Century International
   Portfolio After Taxes on
   Distributions and Sale
   of Portfolio Shares         -11.14%    -15.38%

S&P 500 Composite Index* (1)   -11.88%    -16.47%

MSCI EAFE Index* (2)
                               -21.44%    -21.60%
---------------------

(1) The S&P 500 Composite Index is a widely recognized, unmanaged index of stock performance.

(2) The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.

* The returns for the Indices reflect no deduction for fees, expenses or taxes. The SEC requires such deduction for fees, expenses and taxes to be reflected in the New Century International Portfolio's performance.



                                    Expenses

As an investor, you pay certain fees and expenses in connection with the Portfolios, which are described in the table below. There are no sales loads or exchange fees associated with an investment in the Portfolios. Portfolio operating expenses are paid out of the assets of each Portfolio, so their effect is included in each Portfolio's share price.

Shareholder Fees (fees paid directly from your investment)

                                                                                                Alternative
                                Capital         Balanced        Aggressive      International   Strategies
                                Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
Maximum Sales Charge
(Load)                          None            None            None            None            None
Imposed on Purchases

Maximum Deferred                None            None            None            None            None
Sales Charge (Load)

Redemption Fee                  None            None            None            None            None

Wire Redemption Fee             $9.00           $9.00           $9.00           $9.00           $9.00

Exchange Fee                    None            None            None            None            None



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                                Alternative
                        Capital      Balanced     Aggressive    International   Strategies
                        Portfolio    Portfolio    Portfolio     Portfolio       Portfolio

Management Fees         0.94%        1.00%        1.00%         1.00%(a)        0.75%
Distribution 12b-1      0.16%        0.24%        0.23%         0.25%           0.25%
Fees
Other Expenses (b)      0.19%        0.25%        4.67%         9.56%           1.18%
                        -----        -----        -----         -----           -----

Total Portfolio
Operating Expenses      1.29%        1.49%        5.90%         10.81%          2.18%
                        =====        =====        =====         =====           =====

Fee Waivers             -            -            4.40%         9.31%           0.68%
                        -----        -----        -----         -----           -----
Net Expenses            1.29%        1.49%        1.50%(c)      1.50%(c)        1.50%(d)
                        =====        =====        =====         =====           =====

(a) For its services, the Advisor receives a Management Fee, computed daily and payable monthly, at the annualized rate of 1% of such Portfolio's average daily net assets for the first $100 million in assets and 0.75% of the assets exceeding that amount.

(b) These expenses include custodian, transfer agency and administration fees and other customary Portfolio expenses, and for the Alternative Strategies Portfolio are based upon estimated amounts for the current fiscal year.

(c) The Advisor has agreed to contractually limit the total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50% of the Aggressive Portfolio's average net assets and to an annual rate of 1.50% of the International Portfolio's average net assets, in each case until October 31, 2002. This fee waiver may be terminated at any time after October 31, 2002. The Advisor is entitled to reimbursement from a Portfolio of any fees waived pursuant to these arrangements if such reimbursement does not cause the Portfolio to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense.

(d) The Advisor has agreed to contractually limit the total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50% of the Alternative Strategies Portfolio's average daily net assets until October 31, 2003. This fee waiver may be terminated at any time after October 31, 2003. The Advisor is entitled to reimbursement from the Alternative Strategies Portfolio of any fees waived pursuant to this arrangement if such reimbursement does not cause the Portfolio to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense.

Example. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Net Expenses described in the table.

This example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          One Year    Three Years     Five Years    Ten Years
Capital Portfolio         $129        $402            $695          $1,528
Balanced Portfolio        $149        $463            $799          $1,749
Aggressive Portfolio      $150        $466            $804          $1,760
International Portfolio   $150        $466            $804          $1,760
Alternative Strategies    $150        $466            N/A           N/A
  Portfolio


The example shown above reflects the cap imposed by the expense limitation agreement applicable to the Aggressive Portfolio and International Portfolio. Should the Advisor not continue these expense limitation agreements for the periods indicated below, your costs would be:


                          One Year    Three Years     Five Years    Ten Years
Aggressive Portfolio      $150        $1,363          $2,551        $5,431
International Portfolio   $150        $2,262          $4,134        $7,940
Alternative Strategies
  Portfolio               $150        $673            N/A           N/A


Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Portfolios. Actual expenses may be higher or lower than those reflected above.


      Additional Information Concerning the Principal Investment Strategies

Investments in Investment Companies and the Investment Company Industry. The Portfolios invest primarily in securities of registered investment companies and will attempt to identify investment companies that have demonstrated superior management, better investment results, and lower costs and expenses in the past. There can be no assurance that this result will be achieved. Each Portfolio must also structure its investments in other investment company shares to comply with certain provisions of federal securities laws. Currently, the law limits the amount of the investment of New Century Portfolios' assets in any investment company to 3% of the total asset value of any such company. Some underlying funds may concentrate their investments in various industries or industry sectors and may use options, futures, or options on futures in their investment programs. A Portfolio's diversification among investment companies would prevent it from being concentrated in those industries or investment programs as a result of an investment in an underlying fund.

Investment decisions by the investment advisors of the underlying funds are made independently of the Portfolios and its Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result of this would be an indirect expense to a Portfolio without accomplishing any investment purpose.

Each Portfolio expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the investment companies. However, each Portfolio may consider other factors in the selection of investment companies. These other factors include, but are not limited to, the investment company's size, shareholder services, liquidity, investment objective and investment techniques, etc. Each Portfolio will be affected by the losses of its underlying investment companies, and the level of risk arising from the investment practices of such investment companies (such as repurchase agreements, quality standards, or lending of securities) and has no control over the risks taken by such investment companies.

Investing in investment companies does not eliminate investment risk. When the Advisor has identified a significant upward trend in a particular market sector, each Portfolio retains the right to invest within the ranges established for that Portfolio, in investment companies that invest primarily in that particular market sector. Such investment companies may have greater fluctuations in value when compared to other categories of investment companies that are not invested primarily in the particular market sector selected by the Advisor.


Underlying Funds. Each New Century Portfolio is diversified among various asset categories, as follows:

                                                                   Alternative
                     Capital   Balanced  Aggressive International  Strategies
                     Portfolio Portfolio Portfolio  Portfolio      Portfolio
EQUITY:

Growth               X         X         X          X

Growth and Income    X         X         X          X              X

Small Company        X         X         X          X              X

Mid-Cap              X         X         X          X              X

Aggressive           X                   X          X

Domestic Hybrid      X         X                                   X

Foreign Equity       X         X         X          X              X

Specialty Real       X         X         X          X              X
Estate

FIXED INCOME:

Government Treasury  X         X                                  X
Bonds

General Corporate              X                                  X
Bonds

High Yield Bonds               X                                  X

Worldwide Bonds                X                   X              X

The underlying funds in which the Portfolios invest reflect a broad spectrum of investment opportunities including equities, fixed income, domestic, foreign and emerging markets. The funds may invest in various obligations and employ various investment techniques. The following describes some of the most common of such obligations and techniques.

Managing Risk. To achieve each Portfolio's objective of managing risk, the Advisor may invest a portion of each Portfolio's assets in those investment companies that use different versions of so-called defensive strategies to minimize risk. These defensive strategies may include the purchase of low volatility stocks, a combination of stocks and bonds or convertible bonds, money market funds, cash and cash equivalents, as well as high dividend paying stocks. For example, an underlying fund may be chosen because it invests primarily in intermediate or short-term bonds, which are less volatile than funds emphasizing longer-term bonds.

Long/Short Selling. An underlying fund may engage in selling securities long or short as a basic component of their management strategies. Short sales involve selling securities the underlying fund does not own. To complete the transaction, the underlying fund must borrow the security from a broker or other financial institution.

Market Neutral Investing. The Portfolios may invest in investment companies that employ a market neutral investment strategy, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy. A market neutral investment strategy involves taking long and short positions in different stocks in an effort to insulate the fund's performance from the effects of general stock market movements.

Convertible Securities. The Portfolios may invest in investment companies that invest in convertible securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer.

Foreign Securities. The Portfolios may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities. The International Portfolio will primarily invest in international mutual funds that invest significantly in foreign securities. The foreign securities in which an underlying fund may invest can include securities from emerging markets and securities located within a particular foreign country or region.

Arbitrage. The Portfolios may invest in investment companies that engage in arbitrage techniques such as merger arbitrage, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy. Merger arbitrage involves investing in securities of companies that are, or are expected to be, involved in publicly announced mergers, takeovers or other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganization, the most common merger arbitrage activity involves purchasing the shares of a proposed acquisition target at a discount to their expected value upon the completion of the acquisition.

High-Yield Securities. The Balanced and Alternative Strategies Portfolios may each invest in companies that invest primarily in distressed securities, such as high-yield, lower-rated debt securities. High-yield, lower-rated debt securities are commonly referred to as "junk bonds." The value of high-yield securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Natural Resources. The Portfolios may invest in investment companies that invest primarily in the natural resources sector, and the Alternative Strategies Portfolio may invest in such underlying funds as a part of its principal investment strategy. The natural resources sector includes companies engaged in the discovery, development, production or distribution of natural resources and companies that develop technologies and furnish natural resource supplies and services to those companies. Natural resources include energy companies, such as crude oil, petroleum and natural gas companies. It may also include companies that invest in precious metals such as gold bullion, and companies engaged in the production of precious metals. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For example, events in nature such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.

REITs. The Portfolios may invest in investment companies that concentrate in REITs. REITs are equity securities that allow investors to participate in the benefits of owning income-producing real estate or mortgages on real property. REITs are subject to the cyclical nature of the real estate industry, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations on rental income.

Options, Futures and Options on Futures. Successful use by an underlying fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If a fund's investment manager is not successful in employing such instruments in managing a fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, a fund will pay commissions and other costs in connection with such investments, which may increase the fund's expenses and reduce the return. In writing options on futures, a fund's loss is potentially unlimited and may exceed the amount of the premium received.

Certain positions may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such a position and this could have an adverse impact on a fund. When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available and a secondary market may not exist.

The Investment Selection Process Used by the Portfolios. The Advisor prescribes ranges for the level of investment that must be maintained within each asset category and from time to time may reset such ranges based upon a number of macro economic factors and the relative performance of each category. A category may be over- or under-weighted based upon its performance. The relative performance and weighting of each category is monitored continually and is adjusted periodically to manage risk and enhance performance. The Advisor will select those retail and institutional mutual funds within the appropriate category that exhibit superior performance, consistency of investment style, acceptable levels of risk, and management tenure. The Advisor manages the actual mutual funds that are held by a Portfolio by using continual screening and comparison programs to maximize return at an acceptable level of risk.

Trend Analysis. The Advisor will monitor and respond to changing economic and market conditions and then, if necessary, reposition the assets of each Portfolio. The Advisor uses a number of techniques to make investment decisions, one of which is trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators, such as the direction of interest rates, economic growth and various moving averages.


                           WHO MANAGES THE PORTFOLIOS

                             The Investment Advisor

Weston Financial Group, Inc. (the "Advisor"), located at 20 William Street, Suite 330, Wellesley, MA 02481-4102, serves as the investment advisor to each Portfolio under separate investment advisory agreements (the "Advisory Agreements"). The Advisory Agreements provide that the Advisor will furnish continuous investment advisory and management services to the Portfolios. The Advisor was organized in 1981 as a registered investment advisor. In addition to the Portfolios, the Advisor provides investment management services to individuals and as of December 31, 2001, had approximately $1 billion under management.

The Advisor manages the investments of the Portfolios, subject to policies adopted by the Trust's Board of Trustees. The Advisor pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors or employees of the Advisor. The Trust pays the salaries and fees of all other trustees of the Trust. For its services to the Capital, Balanced, Aggressive and International Portfolios, the Advisor receives a fee, computed daily and payable monthly, at the annualized rate of 1% of each Portfolio's average daily net assets for the first $100 million in assets and 0.75% of the assets exceeding that amount. For its services to the Alternative Strategies Portfolio, the Advisor receives a fee, computed daily and payable monthly, at the annualized rate of 0.75% of the Portfolios average daily net assets. During the fiscal year ended October 31, 2001, the Capital Portfolio, Balanced Portfolio, Aggressive Portfolio and International Portfolio paid the Advisor fees at the rate of 0.94%, 1.00%, 1.00% and 1.00%, respectively, of each Portfolio's average daily net assets. During the same period, the Alternative Strategies Portfolio had not yet commenced operations.

The Advisor also serves as the Portfolios' administrator under an agreement with each Portfolio (the "Administration Agreements"). The Administration Agreements provide that the Advisor will furnish the Portfolios with office space, and with any ordinary clerical and bookkeeping services not furnished by the custodian, transfer agent or distributor. The Board of Trustees approved the Administration Agreements. As compensation for its services as an administrator, the Advisor receives an amount equal to the salaries and expenses of the personnel who perform the administrative duties.


                             The Portfolio Managers

The Advisor  analyzes  investment  trends and  strategies for the Portfolios and continuously reviews and administers each Portfolio's investment program, subject to the objectives specified in the Prospectus and supplemental guidelines approved by the Board of Trustees.

Wayne M. Grzecki, who has 29 years of investment experience, is the President of the Trust and the Portfolio Manager of each of the Portfolios. Mr. Grzecki is a Principal of Weston Financial Group, Inc. and has been a Senior Financial Counselor with the Advisor since 1986. He has managed the Capital Portfolio and Balanced Portfolio since 1995, and the Aggressive Portfolio and International Portfolio since their inception, and has served as the Co-Manager of the Alternative Strategies Portfolio since its inception. Ronald A. Sugameli has served as the Co-Manager of the New Century Alternative Strategies Portfolio since its inception. Mr. Sugameli has 25 years of investment experience and is Vice President of the Trust. Mr. Sugameli is a Principal of Weston Financial Group, and has been a Senior Financial Counselor with the Advisor since 1984.

Mr. Grzecki and Mr. Sugameli meet periodically with the Investment Committee of the Advisor and discuss the investment management of the Portfolio. The members of the Investment Committee include Douglas A. Biggar. Mr. Biggar, a Principal of the Advisor and a Trustee of the Trust, served as the portfolio manager of the New Century Capital Portfolio and New Century Balanced Portfolio from their inception to 1994.


                           HOW TO BUY AND SELL SHARES

                           Pricing of Portfolio Shares

The price you pay for a share of a Portfolio, and the price you receive upon selling or redeeming a share of a Portfolio, is called the Portfolio's net asset value (the "NAV"). The NAV is calculated by taking the total value of a Portfolio's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the Exchange is open. Your order will be priced at the next NAV calculated after the Portfolios' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus," or the "Transfer Agent"), receives your order. Each Portfolio's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. The Portfolios may use pricing services to determine market value.

                               Distribution Plans

 Each Portfolio has adopted a Rule 12b-1 plan, which allows a Portfolio to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per year of a Portfolio's average net assets. As these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


         Instructions For Opening and Adding to an Account


To Open An Account                  To Add To An Account
By Mail:                            By Mail:
Complete and sign the Account       Complete the investment slip that
Application or an IRA Application.  is included on your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number and address on your check.

     o There is no minimum initial or subsequent investment amount for purchasing shares in a Portfolio.

     o    Make your check payable to the New Century Portfolios.

     o For IRA accounts, please specify the year for which the contribution is made.


To Open An Account                  To Add To An Account
Mail Your Application And Check     Mail The Slip And The Check To:
To:
New Century Portfolios              New Century Portfolios
20 William Street, Suite 330        20 William Street, Suite 330
Wellesley, MA  02481-4102           Wellesley, MA  02481-4102

By Overnight Courier, Send To:      By Overnight Courier, Send To:
New Century Portfolios              New Century Portfolios
20 William Street, Suite 330        20 William Street, Suite 330
Wellesley, MA  02481-4102           Wellesley, MA  02481-4102




By Telephone:                      By Telephone:
Telephone transactions may not be  You automatically are granted
used for initial purchases.        telephone transaction privileges
                                   unless  you  decline  them  on  your  Account
                                   Application or by calling (888) 639-0102. You
                                   may call (888) 639-0102 to purchase shares in
                                   an  existing  account.  Shares  purchased  by
                                   telephone  will be  purchased at the NAV next
                                   determined  after the Transfer Agent receives
                                   your  funds  and  all  required  information,
                                   including   a   completed   application,   is
                                   provided.



To Open An Account                 To Add To An Account
By Wire:                           By Wire:
Call (888) 639-0102 for            Send your investment to U.S.
instructions and to obtain an      Bank, N.A.  by following the
account number prior to wiring     instructions listed in the column
the Portfolios.                    to the left.


     o    U.S. Bank, N.A.

     o    ABA # 04-20000-13

     o    Attention: New Century Portfolios

     o    Credit Account # 19945-6633

     o    For  further  credit  to:   investor   account   number;   name(s) of
          investor(s); SSN or TIN; name of Portfolio to be purchased.



                         Telephone And Wire Transactions

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. It takes 15 calendar days after receipt by the Portfolios of your bank account information to establish this feature. Purchases by ACH transfer may not be made during this time. You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 639-0102. With respect to purchases made by telephone, the Portfolios and their agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, the Portfolios or their agents will not be liable for any loss, cost or expense for acting upon an investor's telephone instructions or for any unauthorized telephone transactions.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you. The account number must be included in the wiring instructions set forth above.

The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Portfolios receive a properly completed and executed Account Application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions.

Exchange Privilege. As a convenience, the Portfolios' shareholders may exchange all or part of their investment in the Portfolios for the New Century Money Market Portfolio, a money market fund advised by Scudder Kemper Investments, Inc. (and not by the Advisor) that invests in a diversified portfolio of high quality money market instruments. THIS PROSPECTUS DOES NOT OFFER THE SHARES OF THE NEW CENTURY MONEY MARKET PORTFOLIO.


                         Additional Purchase Information

The Portfolios may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g. your check has cleared, or your ACH payments have been received), but in no event for more than 10 calendar days.

If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Portfolios will be required to withhold 30% of all dividends, distributions and payments, including redemption proceeds.

Please note that the Portfolios are offered and sold only to persons residing in the United States or Puerto Rico. Applications will only be accepted if they contain a U.S. or Puerto Rico address. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Portfolios in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

All purchases must be made in U.S. Dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A fee may be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Portfolios as a result. The Portfolios reserve the right to reject any purchase order for Portfolio shares.

Automatic Investment Program. Call us to set up an automatic investment program. Under the program you can have money transferred automatically from your checking account to a Portfolio each month to buy additional shares. The market value of the Portfolio's shares may fluctuate and a systematic investment program such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying the Transfer Agent or Weston Securities Corporation (the "Distributor"), the Portfolios' distributor, by mail or phone.

Purchase Restrictions.  Each Portfolio reserves the right in its sole discretion
(i) to waive or lower investment minimums, (ii) to accept initial purchases by telephone or mailgram, and (iii) to refuse any purchase or exchange order, including purchase orders from any investor who engages in excessive purchases and redemptions in their account.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of a Portfolio.


                    Instructions For Selling Portfolio Shares

To Sell Shares

By Mail.  Write a letter of instruction that includes:

          o    the name(s) and signature(s) of all account owners

          o    your account number

          o    the Portfolio name

          o    the dollar or share amount you want to sell

          o    how and where to send the proceeds

          o if redeeming from your IRA, please note applicable withholding requirements

Obtain a medallion signature guarantee or other documentation, if required.

Mail Your Request To:             By Overnight Courier, Send To:
New Century Portfolios            New Century Portfolios
20 William Street, Suite 330      20 William Street, Suite 330
Wellesley, MA  02481-4102         Wellesley, MA  02481-4102

By Telephone. You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 639-0102. You may redeem Portfolio shares by calling (888) 639-0102. Redemption proceeds will be mailed directly to you or electronically transferred to your predesignated bank account.

Unless you decline telephone privileges on your Account Application, as long as the Portfolios take reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

Systematic Withdrawal Plan. Call us to request a Systematic Withdrawal Plan. It may be set up over the phone or by letter of instruction. Our systematic withdrawal program allows you to sell your shares and receive regular payments from your account on a monthly, quarterly or annual basis. We may refuse to establish a systematic withdrawal program for an account under $10,000 or a withdrawal payment under $50. When you sell your shares under a systematic withdrawal program, it is a taxable transaction.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll free in the U.S.: (888) 639-0102.

As explained under "How to Exchange Shares," shareholders in the Portfolios may exchange all or part of their investment for shares of the New Century Money Market Portfolio. To redeem shares from the New Century Money Market Portfolio, follow the same procedures that apply to redeeming shares of the Portfolios. If you have any questions about redeeming shares of the New Century Money Market Portfolio, please call (888) 639-0102. Please note that when redeeming less than all your shares of the New Century Money Market Portfolio, your proceeds will exclude accrued and unpaid income from the New Century Money Market Portfolio through the date of the redemption. When redeeming your entire balance from the New Century Money Market Portfolio, accrued income will automatically be paid to you when the income is collected and paid from the New Century Money Market Portfolio, at the end of the month.


                        Additional Redemption Information

Payment Of Redemption Proceeds. You may sell shares at any time. Your shares will be sold at the next NAV per share calculated after the Transfer Agent receives your order. Your order will be processed promptly and you will receive the proceeds within seven days after receiving your properly completed request. Payment of the redemption proceeds for shares of the Portfolios where you request wire payment will normally be made in federal funds on the next business day.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 calendar days. This procedure is intended to protect the Portfolios and their shareholders from loss.

The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. Your instructions should include:

          o the name, address, and telephone number of the bank where you want the proceeds sent

          o    the Federal Reserve ABA Routing number

          o    your bank account number

The Transfer Agent currently charges a $ 9.00 fee for each payment by wire of redemption proceeds, which will be deducted from your redemption proceeds.

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

Medallion Signature Guarantees. A medallion signature guarantee of each owner is required to redeem shares in the following situations: (i) if you change ownership on your account; (ii) when you want the redemption proceeds sent to a different address than that registered on the account; (iii) if the proceeds are to be made payable to someone other than the account's owner(s); (iv) any redemption transmitted by federal wire transfer to a bank other than your bank of record; and (v) if a change of address request has been received by the Transfer Agent within the last 15 days. In addition, signature guarantees are required for all redemptions of $50,000 or more from any shareholder account.

Signature guarantees are designed to protect both you and the Portfolios from fraud. When a Portfolio requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Guarantee (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notaries Public cannot provide signature guarantees.

Corporate, Trust And Other Accounts. Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Portfolios at (888) 639-0102 before making the redemption request to determine what additional documents are required.

Transfer Of Ownership. In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Portfolios at
(888) 639-0102 before making your request to determine what additional documents are required.

Redemption Initiated By The Portfolios. If your account balance falls below $500, your Portfolio may ask you to increase your balance. If your account balance is still below $500 after 30 days, the Portfolio may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Portfolios will not apply if the value of your account drops below $500 because of market performance.

Suspension of Redemption Rights. The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when:

          o    trading  on  the  New  York  Stock   Exchange  is  restricted  as
               determined by the Securities and Exchange Commission,

          o    such Exchange is closed for other than weekends and holidays,

          o the Securities and Exchange Commission has by order permitted such suspension, or

          o an emergency, as defined by rules of the Commission, exists during which time the sale of portfolio securities or valuation of securities held by the Portfolio are not reasonably practicable.

Redemptions In-Kind. The Portfolios have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Portfolio makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. You could be required to comply with normal procedures to redeem shares of an underlying fund and could experience normal processing delays. In-kind redemptions will be made when the Board determines that it would be detrimental to a Portfolio to make payment in cash.


                             How To Exchange Shares

You may exchange all or a portion of your investment from one New Century Portfolio to another. You may exchange shares by mail or by telephone. You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 639-0102.

Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

In addition to your ability to exchange all or a portion of your investment between the New Century Portfolios, you may also exchange Portfolio shares for shares of the New Century Money Market Portfolio. Once you have opened a New Century Money Market Portfolio account, you may send a written exchange request to New Century Portfolios or, if you have established telephone exchange privileges, call (888) 639-0102. Please read that Prospectus before making an exchange into the New Century Money Market Portfolio. This exchange privilege is offered as a convenience to the Portfolios' shareholders. Please note that when exchanging from a Portfolio to the New Century Money Market Portfolio, you will begin accruing income from the New Century Money Market Portfolio the day following the exchange. When exchanging less than all of the balance from the New Century Money Market Portfolio to your Portfolio, your exchange proceeds will exclude accrued and unpaid income from the New Century Money Market Portfolio through the date of the exchange. When exchanging your entire balance from the New Century Money Market Portfolio, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the New Century Money Market Portfolio, at the end of the month.

More Information About The Exchange Privilege. The Portfolios are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Portfolio's performance and shareholders. Therefore, the Portfolios may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively (more than six times each year). This policy does not apply to investors who have elected to participate in the Automatic Exchange Program.

The Portfolios may change or temporarily suspend the exchange privilege during unusual market conditions.

About The New Century Money Market Portfolio. Please be sure to read the New Century Money Market Portfolio Prospectus before investing in that portfolio.

The New Century Money Market Portfolio seeks maximum current income consistent with stability of capital by investing in U. S. dollar-denominated money market instruments that mature in 12 months or less.

The New Century Money Market Portfolio is managed by Scudder Kemper Investments, Inc. and not by the Advisor. Kemper Distributors Inc. is the distributor of the New Century Money Market Portfolio's shares.


                            Retirement Plan Services

The Portfolios offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call (888) 639-0102. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The retirement plans currently available to shareholders of the Portfolios include:

Traditional IRA And IRA Rollovers: an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are generally taxable as income.

Spousal IRA: an IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA: an individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are generally taxable as income.

Roth IRA: an IRA with non-deductible contributions, tax-free growth of asset and tax-free distributions for qualified distributions.

403(b): an arrangement that allows employees of charitable or educational organizations to make voluntary salary reduction contributions to a tax deferred account.


                   Automatic Services for Portfolio Investors

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions. You can set up most of these services with your Account Application or by calling (888) 639-0102.

For Investing:

Automatic Investment Program. For making automatic investments from a designated bank account.

Dividend Reinvestment
If the investor does not specify an election,  all income  dividends and capital
gains   distributions   automatically  will  be  reinvested  in  shares  of  the
Portfolios.

For Investing And For Selling Shares:

Automatic Exchange Program. For making regular exchanges from your Portfolio into another New Century Portfolio or between a New Century Portfolio and the New Century Money Market Portfolio.


                           Shareholder Communications

Account Statements. Every quarter, New Century investors automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmation. Confirmation Statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings. Financial reports will be sent at least semi-annually. Annual reports will include audited financial statements.


                           Dividends and Distributions

Frequency. The Capital, Aggressive and International Portfolios intend to declare and pay annual dividends to its shareholders. The Balanced and
Alternative Strategies Portfolios intend to declare and pay semi-annual dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments. Each Portfolio will distribute net realized capital gains, if any, at least once each year. You may elect to reinvest income dividends and capital gain distributions in shares of the Portfolios or receive these distributions in cash. Dividends and any distributions from the Portfolios are automatically reinvested in the Portfolios at NAV, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the Distributor at
(888) 639-0102 or send written notification to New Century Portfolios, 20 William Street, Suite 330, Wellesley, MA 02481-4102.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Portfolios do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.


                                      Taxes

Portfolio dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by a Portfolio out of net ordinary income and distributions of net short-term capital gains are taxable to the Portfolio's shareholders as ordinary income. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

Distributions by a Portfolio of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Portfolio.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount, if any, of reinvested distributions, the amount received from the sale, exchange or redemption, and how long the shares were held.

A dividend or capital gains distribution declared by a Portfolio in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

If the value of shares is reduced below a shareholder's cost as a result of a distribution by a Portfolio, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Portfolio for the preceding year. Distributions by the Portfolios generally will be subject to state and local taxes.

Additional tax information may be found in the Statement of Additional Information. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Portfolios.


                              FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio's financial performance and other financial information for the past five years (or the period since a particular Portfolio commenced investment operations). The Alternative Strategies Portfolio did not commence investment operations until May 1, 2002. Accordingly, no financial highlights information is provided for this Portfolio. Certain information reflects financial results for a single Portfolio share. "Total Return" shows how much an investor in each Portfolio would have earned or lost on an investment in a Portfolio assuming reinvestment of all dividends and distributions. The information for the past five years (or the period since a particular Portfolio commenced investment operations) has been audited by Briggs Bunting & Dougherty LLP, the Trust's independent accountants, whose report, along with each Portfolio's financial statements, are included in the Trust's Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available free of charge upon request.

                         NEW CENTURY CAPITAL PORTFOLIO

                              FINANCIAL HIGHLIGHTS


     -------------------------------------------------------------------

                 (For a Share Outstanding Throughout each Year)

                                          Years Ended October 31,

                                                2001     2000       1999      1998     1997
                                                ----     ----       ----      ----     ----

PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of year             $18.07   $16.71     $14.30    $14.67   $13.51
                                                 ------   ------    ------    ------   ------

 Income (loss) from investment operations
   Net investment loss                          (0.10)   (0.14)    (0.14)     (0.09)   (0.10)
   Net gain (loss) on securities
     (both realized and unrealized)             (4.62)    2.67      4.08      1.18     3.29
                                                ------   ------    ------     ------   ------
 Total from investment operations               (4.72)    2.53      3.94      1.09     3.19
                                                ------   ------    ------    ------    ------
 Less distributions

   Distributions from capital gains             (1.38)   (1.17)    (1.53)    (1.46)    (2.03)
                                                ------   ------    ------    ------    ------
 Net asset value, end of year                   $11.97   $18.07    $16.71    $14.30    $14.67
                                                ======   ======    ======    ======    ======

TOTAL RETURN                                   (27.77)%  14.92%    28.94%    7.97%     27.22%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (in thousands)        $109,873  $156,668  $120,58   $90,164   $78,391

 Ratio of expenses to average net assets       1.29%     1.27%     1.39%     1.44%     1.43%

 Ratio of net investment loss to average
  net assets                                   (0.72)%   (0.80)%    (0.91)%  (0.67)%   (0.76)%

 Portfolio turnover                            70%       51%        64%      102%      93%




                         NEW CENTURY BALANCED PORTFOLIO

                              FINANCIAL HIGHLIGHTS


       -------------------------------------------------------------------

                 (For a Share Outstanding Throughout each Year)

                                          Years Ended October 31,

                                                2001      2000      1999      1998      1997
                                                ----      ----      ----      ----      ----

PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of year            $13.64    $13.42    $12.83    $13.23  $12.21
                                                ------    ------    ------    ------  ------
Income (loss)from investment operations
  Net investment income (loss)                    0.23      0.22      0.20      0.21    0.21
  Net gain (loss) on securities                  (1.71)     1.17      1.68      0.66    2.01
    (both realized and unrealized)              ------    ------    ------    ------  ------

Total from investment operations                 (1.48)     1.39      1.88      0.87    2.22
                                                ------    ------    ------    ------  ------

 Less distributions
   Dividends from net investment income          (0.23)    (0.22)    (0.20)    (0.21)  (0.21)
   Distributions from capital gains              (0.58)    (0.95)    (1.09)    (1.06)  (0.99)
                                                ------    ------    ------    ------  ------
 Total distributions                             (0.81)    (1.17)    (1.29)    (1.27)  (1.20)
                                                ------    ------    ------    ------  ------
 Net asset value, end of year                   $11.35    $13.64    $13.42    $12.83  $13.23
                                                ======    ======    ======    ======  ======

TOTAL RETURN                                    (11.21)%   10.26%    15.26%     6.97%  19.64%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (in thousands)         $71,251   $79,553   $65,721   $56,190 $48,893

 Ratio of expenses to average net assets        1.49%      1.40%    1.46%     1.46%   1.41%

 Ratio of net investment income to average
        net assets                              1.87%      1.51%    1.45%     1.51%   1.58%

 Portfolio turnover                             69%        43%      60%       59%     80%




                        NEW CENTURY AGGRESSIVE PORTFOLIO

                              FINANCIAL HIGHLIGHTS


       -------------------------------------------------------------------

                 (For a Share Outstanding Throughout the Year)

                                                            Year Ended
                                                            October 31, 2001*

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of year                       $10.00
                                                            ------

   Income (loss) from investment operations
    Net investment income (loss)                             (0.07)
    Net gain (loss) on securities (both realized             (2.56)
     and unrealized)                                        ------

    Total from investment operations                         (2.63)
                                                            ------
   Net asset value, end of year                              $7.37
                                                            ======


TOTAL RETURN                                                (26.30)%

Ratios/supplemental data
   Net assets, end of year (in thousands)                   $1,846

   Ratio of expenses to average net assets
      Before expense reimbursement and waived               5.90%
      After expense reimbursement and waived fees           1.50%

   Ratio of net investment loss to average net assets
      Before expense reimbursement and waived fees          (5.35)%
      After expense reimbursement and waived fees           (0.95)%

   Portfolio turnover                                          86%


--------------
* The New Century Aggressive Portfolio commenced investment operations on November 1, 2000.




                      NEW CENTURY INTERNATIONAL PORTFOLIO

                              FINANCIAL HIGHLIGHTS




      -------------------------------------------------------------------
                 (For a Share Outstanding Throughout the Year)


                                                            Year Ended
                                                            October 31, 2001*

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of year                       $10.00
                                                            ------

   Income (loss) from investment operations                  (0.04)
     Net investment income (loss)                            (2.55)
                                                            ------
     Net gain (loss) on securities (both realized
       and unrealized)

   Total from investment operations                          (2.59)
                                                            ------
   Net asset value, end of year                              $7.41
                                                            ======

TOTAL RETURN                                                (25.90)%

Ratios/supplemental data
  Net assets, end of year (in thousands)                    $731

  Ratio of expenses to average net assets
    Before expense reimburesment and waived fees            10.81%
    After expense reimbursement and waived fees             1.50%

  Ratio of net investment loss to average net assets
    Before expense reimbursement and waived fees            (9.81)%
    After expense reimbursement and waived fees             (0.50)%

 Portfolio turnover                                         83%


---------------

*   The New Century  International  Portfolio commenced investment operations on
    November 1, 2000.



                             NEW CENTURY PORTFOLIOS


New Century Balanced Portfolio

New Century Capital Portfolio

New Century Aggressive Portfolio

New Century International Portfolio

New Century Alternative Strategies Portfolio


INVESTMENT ADVISOR AND ADMINISTRATOR
Weston Financial Group, Inc.
Wellesley, MA


DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA


COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA


INDEPENDENT ACCOUNTANTS
Briggs Bunting and Dougherty, LLP
Philadelphia, PA


TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH


CUSTODIAN
U.S. Bank, N.A.
Cincinnati, OH




                        WHERE TO GO FOR MORE INFORMATION

You will find more information about the Portfolios in the following Documents:

                         Annual And Semi-Annual Reports

Our annual and semi-annual reports list the holdings in each Portfolio, describe Portfolio performance, include financial statements for the Portfolios, and discuss the market conditions and strategies that significantly affected each Portfolio's performance.

                       Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about each Portfolio and the risks of investing in each Portfolio, and is considered to be a part of this Prospectus.

There Are Three Ways To Get A Copy Of These Documents

1.    Call or write for one, and a copy will be sent without charge.

           New Century Portfolios
           20 William Street, Suite 330
           Wellesley, MA  02481-4102
           (888) 639-0102

           www.newcenturyportfolios.com


2. Write or submit an E-mail request to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.

     Public Reference Section of the SEC Washington, D.C. 20549-0102
     (202) 942-8090

     E-mail address:  publicinfo@sec.gov


3. Go to the SEC's Website (www.sec.gov) and download a free text-only version from the EDGAR Database on the Website.



SEC file number 811-5646.

                                         Filed Pursuant to Rule 497(e)
                                          File Nos. 33-24041/811-05646

                             NEW CENTURY PORTFOLIOS
                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 28, 2002
                               as revised through
                                  May 1, 2002

  ----------------------------------------------------------------------------

       20 William Street, Suite 330, Wellesley, Massachusetts 02481-4102

              The Distributor may be telephoned at (888) 639-0102

------------------------------------------------------------------------------


New Century Portfolios (the "Trust") is an open-end management investment company currently offering five series of shares (each a "Portfolio," and collectively, the "Portfolios"). The shares of each Portfolio may be purchased or redeemed at any time. Purchases and redemptions will be effected at net asset value next computed after the receipt of the investor's request in proper form.

The investment objective of each Portfolio is as follows:

New Century Capital          Provide capital growth, with a
Portfolio                    secondary objective to provide income,
                             while managing risk.


New Century Balanced         Provide income, with a secondary
Portfolio                    objective to provide capital growth,
                             while managing risk.


New Century  Aggressive      Provide  capital  growth,  without regard
Portfolio                    to current income, while managing risk.


New Century International    Provide capital growth, with a
Portfolio                    secondary objective to provide income,
                             while managing risk.


New Century Alternative      Provide long-term capital appreciation,
Strategies Portfolio         with a secondary objective to earn
                             income, while managing risk.

The Portfolios seek to achieve their objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign) and, for the New Century Balanced and New Century Alternative Strategies Portfolios, fixed income securities (domestic and foreign). There can be no assurance that the objectives of the Portfolios will be achieved.

Free copies of the prospectus and most recent Annual Report of the Trust are available by calling the above number collect or by writing to the above address.

 ------------------------------------------------------------------------------

This statement of additional information is not a prospectus and should be read in connection with the Trust's prospectus dated February 28, 2002, as revised through May 1, 2002, and as it may be supplemented or revised from time to time. Retain this statement of additional information for future reference. Certain information from the Trust's Annual Report to Shareholders for the year ended October 31, 2001 is incorporated by reference into this statement of additional information.

                             NEW CENTURY PORTFOLIOS
                       STATEMENT OF ADDITIONAL INFORMATION
                                February 28, 2002
                               as revised through
                                  May 1, 2002

                                TABLE OF CONTENTS

Investments by the Portfolios.....................................5
  Rising Trend Strategy...........................................5
  Declining Trend Strategy........................................5
  Other Factors...................................................6
  Investment Company Securities...................................6
  Money Market Securities.........................................7
  Individual Securities...........................................8
  Portfolio Turnover..............................................9
  Investment Restrictions.........................................9
Underlying Funds.................................................11
  Illiquid and Restricted Securities.............................11
  Foreign Securities.............................................11
  Foreign Currency Transactions..................................11
  Arbitrage......................................................12
  Concentration..................................................12
  Master Demand Notes............................................12
  Repurchase Agreements..........................................12
  Loans of Portfolio Securities..................................13
  Short Sales....................................................13
  Options Activities.............................................14
  Futures Contracts..............................................14
  Options on Futures Contracts...................................15
  Risk Factors Regarding Options, Futures and Options on Futures.16
  Leverage through Borrowing.....................................17
  Warrants.......................................................17
  Convertible Securities.........................................17
  Description of Bond Ratings....................................18
  High-Yield Securities..........................................18
Investment Advisor...............................................19
Distributor and Distribution Plan................................21
Allocation of Portfolio Brokerage................................23
Transfer Agent and Fund Accounting Agent.........................24
Purchase of Shares...............................................25
  Tax-Sheltered Retirement Plans.................................25
  Individual Retirement Accounts (IRA)...........................25
  Tax-Sheltered Custodial Accounts...............................26
  How to Establish Retirement Accounts...........................26
  Systematic Withdrawal Program..................................26
Officers and Trustees of New Century Portfolios..................26
  Approval of the Investment Advisory Agreements.................30
  Sales Loads....................................................31
  Code of Ethics.................................................31
Ownership of the Portfolios......................................31
General Information..............................................33
  Beneficial Shares..............................................33
  Audits and Reports.............................................33
  Taxes..........................................................33
  Expenses.......................................................34
  Custodian......................................................34
Performance......................................................35
  Average Annual Returns.........................................35
  Comparisons and Advertisements.................................37
Financial Statements.............................................37

Investments by the Portfolios

Each Portfolio seeks to achieve its objective by investing primarily in shares of investment companies and by making other investments selected in accordance with the Portfolio's investment restrictions and policies. Each Portfolio will vary its investment strategy as described in the Portfolios' prospectus to seek to achieve its objective. This Statement of Additional Information (the "SAI") contains further information concerning the techniques and operations of each Portfolio, the securities in which it will invest, and the policies it will follow.

Rising Trend Strategy.

During periods when the Portfolios' investment advisor, Weston Financial Group, Inc. (the "Advisor"), determines that there is a rising trend in the securities markets, it will seek to achieve each Portfolio's investment objective by investing in a portfolio of shares of investment companies which the Advisor believes will benefit from such a trend. The Advisor will use a risk adjusted analysis (which considers the relative volatility of its various investments) to evaluate the investment companies' performance under various market conditions and to consider the potential reward and potential risk. The Advisor will not select such investment companies based solely upon their previous performance. (See "Investments in Investment Companies and the Investment Company Industry" in the prospectus.) In order to make allowance for cash flow needs of each Portfolio or when a Portfolio is otherwise pursuing appreciation, a Portfolio may also invest up to 75% of its asset value in other investment vehicles such as common or preferred stocks of companies which are not investment companies, investment companies which are money market funds, cash equivalents, or may hold its assets as cash. Though not required by its policies to do so, the Portfolios may make such investments, if necessary, to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). (See "General Information
- Taxes" in this SAI for a discussion of qualification under sub-chapter M of the Code.)

Declining  Trend  Strategy.

The primary emphasis of the New Century Capital Portfolio is on capital growth over income and for the New Century Balanced Portfolio is on income over growth. The primary emphasis of the New Century Aggressive Portfolio is on capital growth and for the New Century International Portfolio and New Century Alternative Strategies Portfolio, is on capital growth over income. Nevertheless, when the Advisor determines that there is a generally declining trend in the securities markets, it may seek to reduce risk by investing some or all of a Portfolio in investments, including investment company securities, which are believed by the Advisor to present a lower degree of risk. During such periods, each Portfolio may recognize a more conservative strategy to achieve its objective. The primary objective of the New Century Capital Portfolio will remain that of capital growth over income; of the New Century Balanced Portfolio, income over growth; of the New Century Aggressive Portfolio, capital growth; of the New Century International Portfolio, capital growth over income; and of the New Century Alternative Strategies Portfolio, capital growth over income. The extent of the restructuring of a Portfolio during these periods will depend upon the Advisor's opinion as to the extent of the market decline and relative risk of these investments.


Other Factors.

Each Portfolio also seeks to protect the value of its assets when volatile or abnormal market conditions are anticipated (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security). This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the series, and similar techniques such as holding cash.


Investment Company Securities.

Each such company will be a registered investment company, and will operate subject to a variety of regulatory constraints. While such regulation does not guarantee the investment success of an investment company, or assure that it will not suffer investment losses, the Advisor believes that such investment companies provide a sound foundation upon which to base an investment portfolio. By investing in a broad spectrum of such companies, each Portfolio hopes to benefit from the collective research and analysis of many experienced investment personnel.

There are many types of investment companies. All maintain portfolios which are generally liquid, but can be composed of different kinds of securities and involve different objectives. Such companies may seek only income, only appreciation, or various combinations of these. They may invest in money market securities, short or long-term bonds, dividend producing stocks, tax-exempt municipal securities, or a variety of other instruments. They may seek speculative or conservative investments ranging from securities issued by new companies to securities issued by "blue-chip" companies. An investment company which has a policy of holding 80% of its assets in debt securities maturing in thirteen months or less, or which holds itself out as a "money market fund" will be treated as a money market fund by the Portfolios.

The Portfolios must also structure their investments in other investment company shares to comply with certain provisions of federal securities laws. Currently, the law limits the amount of the investment of New Century Portfolios' assets in any investment company to 3% of total asset value of any such company. These laws and regulations also may adversely affect the operations of each Portfolio with respect to purchases or redemption of shares issued by an investment company. As a result of this restriction, a Portfolio would have to select other investments, which may be less desirable than the previously acquired investment company securities. Shares held by New Century Portfolios in excess of 1% of an issuer's outstanding securities will be considered illiquid and, together with other illiquid securities, may not exceed 10% of each Portfolio's assets. (The underlying investment company may be allowed to delay redemption of its shares held by an investment company, such as New Century Portfolios, in excess of 1% of its total assets for 30 days.)

Consequently, if a Portfolio were more heavily invested in a small investment company, it might not be able to readily dispose of such investment company shares and might be forced to redeem Portfolio shares in-kind to redeeming shareholders by delivering shares of investment companies that are held by the Portfolio. Each Portfolio will generally limit the portion of its assets which will be invested in any underlying fund so as to minimize or eliminate the effects of this restriction. Although a Portfolio may be restricted in its ability to redeem, Portfolio shareholders who receive shares upon redemption are not so restricted. If shares are redeemed in-kind, the redeeming shareholder may incur redemption fees or brokerage costs in converting the assets into cash. Applicable fundamental policies are reflected in the Portfolios' investment restrictions. Holdings of affiliated persons are included in the 3% limitation on investment in any other investment company and in the computation of the 1% of an underlying issuer's securities for purposes of the illiquidity restriction, and possible delay in redemption of underlying investment company securities, described above. When affiliated persons hold shares of any of the underlying funds, New Century Portfolios' ability to invest is restricted. In that case, the Portfolios could be forced to select other, and perhaps less preferable, investments. This restriction applies to New Century Portfolios as a whole, not each Portfolio separately.

The Advisor will be responsible for monitoring and evaluating these kinds of factors to select investment company fund securities for each of the Portfolios in accordance with the policies and techniques described in the prospectus.

Money Market  Securities.

Although each Portfolio intends to concentrate its investments in registered investment company securities, each Portfolio may also invest its assets directly in money market securities whenever deemed appropriate by the Advisor to achieve the Portfolio's investment objective. In addition, it may invest without limitation in such securities on a temporary basis for defensive purposes. Money market securities include marketable securities issued or guaranteed as to principal and interest by the United States government or by its agencies or instrumentalities ("U.S. Government securities"), and repurchase agreements (secured by United States Treasury or agency obligations).

U.S. Government securities include a variety of Treasury securities, which differ in their interest rates, maturities and date of issue. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than five years. The Portfolios will only acquire U.S. Government securities which are supported by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. The Portfolios' direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days) which are less affected by price fluctuations than those with longer maturities.

Under a repurchase agreement, a Portfolio acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such debt instrument at a fixed price. The Portfolios will enter into repurchase agreements only with banks which are members of the Federal Reserve System, or securities dealers who are members of a national securities exchange or are market makers in government securities and in either case, only where the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the U.S. A repurchase agreement may also be viewed as the loan of money by the Portfolio to the seller. The resale price specified is normally in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time the Portfolio is invested in the agreement and may not be related to the coupon rate on the underlying security. The term of these repurchase agreements will usually be short (from overnight to one week) and at no time will the Portfolio invest in repurchase agreements of more than sixty days. The securities which are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement. A Portfolio will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount to be paid to the Portfolio under each agreement at its maturity, and the Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by a Portfolio may be delayed or limited. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Portfolio's net assets would be invested in such repurchase agreements together with any other illiquid assets.


Individual  Securities.

While it is not currently the intention of the Portfolios, each Portfolio retains the right, when the Advisor deems appropriate, to invest in individual securities. The Advisor will not invest in individual securities without prior approval by the Board of Trustees. The Portfolios will invest in common stocks or bonds when the Advisor believes from its analysis of economic and market trends that the investment environment favors investing in those securities. Securities are selected from particular industry groups and particular companies which may be experiencing favorable demand. The Portfolios have not set limits on asset size for the issuers of such securities.

While it is not currently the intent of the Portfolios, each Portfolio also retains the right, when the Advisor deems appropriate, to invest in investment grade fixed income securities. The Portfolios may invest only in investment grade fixed income securities. There are four categories which are referred to as investment grade. These are the four highest ratings or categories as defined by Moody's Investors Service, Inc. ("Moody's) and Standard and Poor's Ratings Group ("S&P"). Categories below this have lower ratings and are considered more speculative in nature. The following are bond ratings classified as investment grade by Moody's and S&P. Baa and BBB rated securities are considered to have speculative characteristics.


                                     Moody's    S&P

         High-Grade                  Aaa        AAA
         High Quality                Aa         AA
         Upper Medium-Grade          AA         A
         Medium-Grade                Baa        BBB


Ratings from "AA" to "B" may be modified by a plus or minus sign to show relative standings within the categories.

Portfolio  Turnover.

It is not the policy of the Portfolios to purchase or sell securities for short-term trading purposes, but each Portfolio may sell securities to recognize gains or avoid potential for loss. A Portfolio of the Trust will, however, sell any portfolio security (without regard to the time it has been held) when the Advisor believes that market conditions, credit worthiness factors or general economic conditions warrant such a step. Each Portfolio of the Trust presently estimates that its annualized portfolio turnover rate generally will not exceed 200%. High portfolio turnover might involve additional transaction costs (such as brokerage commissions or sales charges) which are borne by the Portfolio, or adverse tax effects. (See "Dividends and Distributions" in the prospectus.)


Investment Restrictions

The investment restrictions set forth below have been adopted for each Portfolio to limit certain risks that may result from investment in specific types of securities or from engaging in certain kinds of transactions addressed by such restrictions. They may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Portfolio. As provided in the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment restrictions provide that the Portfolios will not:

(a) as to 75% of the Portfolio's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or securities of other investment companies.)

(b) invest in any investment company if a purchase of its shares would result in New Century Portfolios and its affiliates owning more than 3% of the total outstanding voting stock of such investment company.

(c) purchase more than 10% of the voting securities, or more than 10% of any class of securities of any issuer. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.

(d)  purchase or sell commodities or commodity futures contracts.

(e) make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Portfolio may invest consistent with its investment objective and policies; or (ii) by investment in repurchase agreements.

(f) borrow money, except the Portfolio may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio's assets or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make additional investments. Interest paid on borrowings will reduce net income.

(g) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets but only to secure borrowings for temporary or emergency purposes, such as to effect redemptions.

(h) purchase the securities of any issuer, if, as a result, more than 10% of the value of New Century Portfolios' net assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in securities for which there are no readily available market quotations, in repurchase agreements maturing in more than seven days, or in shares in excess of 1% of an underlying fund's outstanding securities, if all such securities would constitute more than 10% of the Portfolio's net assets.

(i)  issue senior securities.

(j) engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(k) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

(l) invest for the purpose of exercising control or management of another company.

(m)  concentrate   its   investments  in  any  industry  other  than  registered
     investment companies.

(n)  make purchases of securities on "margin."

With respect to investment restriction (m) above, although a Portfolio may not concentrate in a particular industry other than registered investment companies, it may invest in investment companies which concentrate in a particular industry. As a result, a Portfolio may concentrate in an industry indirectly by virtue of its investments. So long as percentage restrictions are observed by each Portfolio at the time it purchases any security, changes in values of particular Portfolio assets or the assets of the Portfolio as a whole will not cause a violation of any of the foregoing restrictions.


Underlying Funds

The underlying funds in which each Portfolio invests may invest in various obligations and employ various investment techniques. Some of these securities and techniques are described below.

Illiquid and Restricted  Securities.

An underlying fund may invest up to 15% of its net assets in illiquid securities. Illiquid Securities are securities that can not be disposed of within seven days and in the ordinary course of business at approximately the amount at which the fund has valued it. Illiquid Securities may include securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the fund is able to dispose of them. During such time the value of the securities (and therefore the value of the underlying fund's shares held by a Portfolio) could decline.


Foreign  Securities.

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and such information may be less reliable. Foreign securities are subject to heightened political, social and economic risks, including the possibility of expropriation, nationalization, confiscation, confiscatory taxation, exchange controls or other foreign governmental restrictions. An underlying fund may maintain its foreign securities in custody of non U.S. banks and securities depositories. All of these risks are heightened for investments in emerging markets.

Foreign securities in which the underlying funds invest may be listed on foreign stock exchanges and may trade on weekends and other days when the underlying funds or a Portfolio does not prices their shares. As a result, an underlying fund's net asset value ("NAV") may be significantly affected by trading on days when the Advisor does not have access to the underlying fund or a Portfolio and shareholders cannot purchase or redeem shares. Foreign securities may be denominated in foreign currencies. Therefore, the value of any underlying fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although underlying funds value their assets daily in U.S. dollars, they generally do not convert their holding of foreign currencies to U.S. dollars daily. Therefore, the underlying fund may be exposed to currency risks over an extended period of time.


Foreign Currency Transactions.

In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an agreement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit any potential gain which might result should the value of such currency increase during the contract period.

Arbitrage.

The Portfolios may invest in underlying funds that engage in arbitrage activities such as merger arbitrage. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common risk of merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justified the potential risk, are functions of numerous factors affecting the riskiness of timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on a antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company. The expected timing of each transaction is also extremely important since the length of time that the underlying fund's capital must be committed to any given reorganization will affect the rate of return realized by the underlying fund, and delays can substantially reduce such returns.


Concentration.

An underlying fund may concentrate its investments within one industry or industry sector. Because investments within a single industry or industry sector would all be affected by developments within that industry, an underlying fund which concentrates in an industry or industry sector is subject to greater risk than a fund which invests in a broader range of securities. Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.


Master  Demand  Notes.

Although the Portfolios themselves will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.


Repurchase Agreements.

Underlying funds, particularly money market mutual funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement that the seller will repurchase the securities at an agreed upon time and price. The Portfolios may also enter into repurchase agreements. These agreements are considered under the 1940 Act to be loans by the fund. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delays or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.


Loans of  Portfolio  Securities.

An underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Short Sales.

An underlying fund may sell securities short. In a short sale, the fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the fund may also have to pay a premium which would increase the costs of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividend or interest the fund may be required to pay in connection with a short sale.

A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.


Options  Activities.

An underlying fund may write (i.e., sell) call options ("calls") and put options ("puts") only if the positions are "covered" throughout the life of the option. Generally, a position is "covered" if the fund establishes a segregated account containing the cash or securities necessary to cover the option when exercised or if the fund owns an offsetting position.

When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period.

An underlying fund also may purchase puts and calls. When a fund purchases an option, it pays a premium in return for the right to sell (put) or buy (call) the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index options which differ from options on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date. A fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. The underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they can not be sold by the fund.


Futures  Contracts.

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indices. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. If a fund enters into a futures contract or an option on a futures contract (see below) for other than bona fide hedging purposes, only up to 5% of its net assets may then consist of initial margin deposits and premiums required to establish such positions.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize. A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into any futures on debt securities or stock index.

In addition, the market prices of futures contracts may be effected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.


Options on Futures  Contracts.

An underlying fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The fund may purchase put options on futures contracts in lieu of, and for the same purpose as a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

As with options on securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.


Risk  Factors  Regarding  Options,  Futures  and  Options  on  Futures.

Perfect correlation between an underlying fund's derivative positions and portfolio positions will be impossible to achieve. Accordingly, successful use by a fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If a fund's investment manager is not successful in employing such instruments in managing a fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, a fund will pay commissions and other costs in connection with such investments, which may increase the fund's expenses and reduce the return. In writing options on futures, a fund's loss is potentially unlimited and may exceed the amount of the premium received.

Positions in stock index options, stock and bond index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. This is particularly true when trading options on foreign exchanges or the OTC market. The inability to close options or futures positions could have an adverse impact on a fund.

When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.


Leverage  through  Borrowing.

An underlying fund may borrow to increase its holdings of portfolio securities. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.


Warrants.

An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities.

Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price and the right to purchase the underlying security.


Convertible Securities.

An underlying fund may invest in convertible securities. Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

The  value  of  convertible  securities  is  influenced  by both  the  yield  of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of the convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock what would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholder, but may be subordinated to holders of similar non-convertible securities of the same issuer.


Description of Bond Ratings.

The following summarizes Moody's description of its four highest bond ratings:

          Aaa -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa -- Bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds; A -- Bonds possess many favorable investment attributes and are to be considered as "upper medium-grade obligations"; Baa -- considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

The following summarizes S&P's description of its four highest bond ratings:

          AAA -- highest grade obligations. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA -- also qualify as high-grade obligations. A very strong capacity to meet its financial commitment on the obligation and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. It has a strong capacity to meet its financial commitment on the obligation although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; BBB -- regarded as having an adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.


High-Yield  Securities.

An underlying fund may invest in distressed securities, such as high-yield, lower-rated debt securities (commonly called "junk bonds"), whether they are rated or unrated.

High-yield securities are rated "BB" or below by S&P or "Ba" or below by Moody's, or have a similar credit risk rating by another rating organization. High-yield securities are considered more risky than investment-grade bonds because there is greater uncertainty regarding the economic viability of the issuer.

The risk of high-yield securities may include:

     (1)  limited liquidity and secondary market support,

     (2)  substantial   market  price  volatility   resulting  from  changes  in
          prevailing interest rates,

     (3)  subordination to the prior claims of banks and other senior lenders,

     (4) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the underlying fund to reinvest premature redemption proceeds only in lower yielding portfolio securities,

     (5) the possibility that earnings of the issuer may be insufficient to meet its debt service, and

     (6) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

As a result of the limited liquidity of high-yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high-yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.


Investment Advisor

A separate Advisory Agreement between the Advisor and New Century Portfolios, on behalf of the New Century Capital and the New Century Balanced Portfolios, was most recently approved by the shareholders of each such Portfolio on October 16, 1998. On June 22, 2000, the initial shareholder of each of the New Century Aggressive and New Century International Portfolios approved comparable Advisory Agreements with the Advisor for those two Portfolios. On May 1, 2002, the initial shareholder of the New Century Alternative Strategies Portfolio approved the Advisory Agreement on behalf of this Portfolio.

All of the Advisory Agreements continue in effect from year to year after an initial term of two years only if such continuance is approved annually by either the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Trust and in either case by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or interested persons (as such term is defined in the 1940
Act) of any party to the Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time without penalty by the Trust's Board of Trustees or by a majority vote of the outstanding shares of the Trust, or by the Advisor, in each instance on not less than 60 days written notice and shall automatically terminate in the event of its assignment.

For its services as investment advisor to the New Century Capital, New Century Balanced, New Century Aggressive and New Century International Portfolios, the Advisor receives a monthly fee from each Portfolio, at the annualized rate of 1.00% of each Portfolio's average daily net assets for the first $100 million in assets and 0.75% of the assets exceeding that amount. For its services as investment advisor to the New Century Alternative Strategies Portfolio, the Advisor receives a fee from the Portfolio, at the annualized rate of 0.75% of the Portfolio's average daily net assets. The Advisor also receives fees from each Portfolio for providing certain administrative services to the Portfolios, as described in the prospectus. The New Century Alternative Strategies Portfolio commenced investment operations on May 1, 2002. Accordingly, no fees were paid for the fiscal years ended October 31, 2001, 2000 and 1999. For the fiscal years ended October 31, 2001, 2000 and 1999, the Advisor was entitled to receive fees related to its management of the Portfolios as follows:

----------------------------------------------------------------------
                            2001            2000           1999
----------------------------------------------------------------------
New Century Capital      $1,228,438      $1,398,874     $1,069,099
----------------------------------------------------------------------
New Century Balanced      $736,611        $767,040       $624,526
----------------------------------------------------------------------
New Century               $13,999            *               *
Aggressive
----------------------------------------------------------------------
New Century                $6,703            *               *
International
----------------------------------------------------------------------

For the fiscal years ended October 31, 2001, 2000 and 1999 the Advisor received fees related to the administrative services provided to the Portfolios as follows:

----------------------------------------------------------------------
                            2001            2000           1999
----------------------------------------------------------------------
New Century Capital       $70,288         $71,976         $71,863
----------------------------------------------------------------------
New Century Balanced      $41,510         $36,078         $39,254
----------------------------------------------------------------------
New Century                $4,932            *               *
Aggressive
----------------------------------------------------------------------
New Century                $4,553            *               *
International
----------------------------------------------------------------------

* The New Century Aggressive and New Century International Portfolios commenced investment operations on November 1, 2000. Accordingly, no fees were paid for the fiscal years ended October 31, 2000 and 1999.

In the  interest of limiting  the  expenses of the New Century  Aggressive,  New
Century International and New Century Alternative Strategies Portfolios, the Advisor has entered into a contractual expense limitation agreement with the Trust. Pursuant to this expense limitation agreement, the Advisor has agreed to waive fees and/or reimburse certain other expenses so that the ratio of total operating expenses of each of the New Century Aggressive, New Century International and New Century Alternative Strategies Portfolios is limited to 1.50% of such Portfolios average net assets. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business. This expense limitation agreement will continue in effect until October 31, 2002 for the New Century Aggressive and New Century International Portfolios, and until October 31, 2003 for the New Century Alternative Strategies Portfolio.

For the fiscal year ended October 31, 2001, the Advisor waived fees and reimbursed expenses of $62,008 and $62,619 from the New Century Aggressive and New Century International Portfolios, respectively.

The Advisor is entitled to reimbursement from a Portfolio of any fees waived or expenses reimbursed if such reimbursement does not cause such Portfolio to exceed any existing applicable expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense.

The officers and trustees of the Advisor (and their positions held with the Trust) are as follows: I. Richard Horowitz, President; Douglas A. Biggar, Vice President and Clerk (Chairman and a Trustee of the Trust); Joseph Robbat, Jr., Chief Executive Officer and Treasurer (a Trustee of the Trust); Wayne M. Grzecki (President of the Trust); Ronald A. Sugameli (Vice President of the Trust); and Robert I. Stock. Together, these individuals may be deemed to control the Advisor.


Distributor and Distribution Plan

Pursuant to separate Distribution Agreements between the Trust and Weston Securities Corp. (the "Distributor") on behalf of each Portfolio, the Distributor is the exclusive agent for each Portfolios' shares, and has the right to select selling dealers to offer the shares to investors. The principal business address of the Distributor is 20 William Street, Suite 330, Wellesley, Massachusetts 02481-4102. The Portfolios each have a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, which allows each Portfolio to pay up to 0.25% of its average daily net assets to the Distributor for activities primarily intended to sell shares of the Portfolio. In addition, the Distributor receives sales commissions and other compensation in connection with the purchase of investment company shares by each Portfolio. The Distributor is obligated to waive payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation that it receives in connection with the purchase of investment company shares by each Portfolio. The New Century Alternative Strategies Portfolio commenced investment operations on May 1, 2002. Accordingly, no information is provided for this Portfolio's Plan for the fiscal years ended October 21, 2001, 2000 and 1999. The following table sets forth the corresponding dollar amounts for the other Portfolios for the last three fiscal years.


                               Fiscal Year      Fiscal Year     Fiscal Year
                               Ended            Ended           Ended
                               October 31,      October 31,     October 31,
                               1999             2000            2001
                               -----------      -----------     ----------
New Century Capital
-------------------
Gross amount payable by
Portfolio under Plan.........  $273,707         $382,819        $325,618

Amount waived by Distributor
(equals sales commissions and
compensation it received in
connection with the
transactions by the
Portfolios)..................  $(83,399)        $(134,898)      $(95,605)
                                ---------       ----------      ---------
Net amount paid by Portfolio
to Distributor under Plan....  $190,308         $247,921        $230,313
                                ========        ========        ========

New Century Balanced
--------------------
Gross amount payable by
Portfolio under Plan.........  $156,161         $171,578        $184,002
Amount waived by Distributor
(equals sales commissions and
compensation it received in
connection with the
transactions by the
Portfolios)..................  $(38,176)        $(43,542)       $(32,935)
                                ---------       ---------       ---------
Net amount paid by Portfolio
to Distributor under Plan....  $117,985         $128,036        $151,067
                                ========        ========        ========

New Century Aggressive
----------------------
Gross amount payable by
Portfolio under Plan.........         *               *         $3,312
Amount waived by Distributor
(equals sales commissions and
compensation it received in
connection with the
transactions by the
Portfolios)..................         *               *         $(139)
                                                                ------
Net amount paid by Portfolio
to Distributor under Plan....         *               *         $3,173
                                                                ======

New Century International
-------------------------
Gross amount payable by
Portfolio under Plan.........         *               *         $1,679
Amount waived by Distributor
(equals sales commissions and
compensation it received in
connection with the
transactions by the
Portfolios).................          *            *           $(0)
                                                               ------
Net amount paid by Portfolio
to Distributor under Plan...          *            *           $1,679
                                                               ======

-----------------------

* The New Century Aggressive and New Century International Portfolios commenced investment operations on November 1, 2000. Accordingly, no fees were waived for the fiscal years ended October 31, 2000 and 1999.


The principal expenses incurred during the stated period were for administration staff and advertising. Under the Distribution Agreements, the expenses of printing all sales literature, including prospectuses, are to be borne by the Distributor. Douglas A. Biggar, Wayne M. Grzecki, I. Richard Horowitz, Joseph Robbat, Jr., Ronald A. Sugameli and Robert I. Stock, officers of the Advisor, are also registered representatives of the Distributor. Therefore, the Distributor is an affiliated person of the Trust.

On February 28, 1990, the Distribution Agreement and the Distribution (12b-1) Plan for the New Century Capital and the New Century Balanced Portfolios were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Trustees"). The comparable Distribution Agreements and 12b-1 Plans for the New Century Aggressive and the New Century International Portfolios were approved by the Board of Trustees on June 22, 2000. The Distribution Agreement and 12b-1 Plan for the New Century Alternative Strategies Portfolio was approved on March 14, 2002. The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio. While each Plan continues in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office.

Although the Plans may be amended by the Board of Trustees, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders. The total amounts paid by the Portfolios under the foregoing arrangements may not exceed the maximum limit specified in the Plan, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly.

The Distribution Agreement for each Portfolio provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Trust and in either case by the vote of a majority of the trustees who are 12b-1 Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements will terminate automatically in the event of their assignment.


Allocation of Portfolio Brokerage

The Advisor, in effecting the purchases and sales of portfolio securities for the account of the Trust, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Trust or the Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments. The Advisor may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by the Advisor in connection with the Portfolios. Fund orders may be placed with an affiliated broker-dealer, and in such case, the Distributor will receive brokerage commissions. However, portfolio orders will be placed with the Distributor only where the price being charged and the services being provided compare favorably with those which would be charged to the Trust by non-affiliated broker-dealers, and with those charged by the Distributor to other unaffiliated customers, on transactions of a like size and nature. Brokerage may also be allocated to dealers in consideration of sales of Portfolio shares but only when execution and price are comparable to that offered by other brokers. The New Century Alternative Strategies Portfolio commenced investment operations on May 1, 2002. Accordingly, no brokerage information is provided for the fiscal years ended October 31, 2001, 2000 and 1999. For the two fiscal years ending on October 31, 2000 and 1999, the other Portfolios did not pay any brokerage commissions (including markups on principal transactions). For the fiscal year ended October 31, 2001, the other Portfolios paid brokerage commissions as shown is the table below:

 -----------------------------------------
                                2001
 -----------------------------------------
 -----------------------------------------
 New Century Capital          $89,064
 -----------------------------------------
 -----------------------------------------
 New Century Balanced         $38,619
 -----------------------------------------
 -----------------------------------------
 New Century Aggressive       $10,791
 -----------------------------------------
 -----------------------------------------
 New Century                  $13,158
 International
 -----------------------------------------


The Advisor is responsible for making each Portfolio's investment decisions subject to instructions described in the prospectus. The Board of Trustees may however impose limitations on the allocation of portfolio brokerage.

The Portfolios expect that most purchases and sales of portfolio securities, including money market securities, will be principal transactions. Such securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Portfolios for such purchases. Purchases from the underwriters will include the underwriter commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked price.


Transfer Agent and Fund Accounting Agent

Ultimus Fund Solutions, LLC, ("Ultimus," or the "Transfer Agent"), serves as the transfer agent, dividend disbursing agent and redemption agent for redemptions pursuant to a Transfer and Dividend Disbursing Agency Agreement. Ultimus also serves as the fund accounting services agent for each of the Portfolios pursuant to a Fund Accounting Agreement. The principal business address of Ultimus is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

Ultimus provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of transfer and dividend paying agent, including: receiving and processing orders and payments for purchases of shares, opening shareholder accounts, preparing annual shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purposes and redemption of the Portfolios' shares and all other confirmable transactions in shareholders' accounts, recording reinvestment of dividends and distributions of the Portfolios' shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan shareholders.

Ultimus also provides all necessary facilities, equipment and personnel to perform the usual or ordinary services as fund accounting agent, such as keeping current the books, accounts, records and journals of each Portfolio and calculating the daily NAV per share of each Portfolio. Ultimus also assists, as necessary, in providing information necessary for calculating distributions, tax reporting, preparing the semi-annual and annual reports; updating the prospectus and SAI, and monitoring each Portfolio's compliance with the Code.


Purchase of Shares

The shares of each Portfolio of the Trust are continuously offered by the Distributor. Orders for the purchase of shares of a Portfolio of the Trust received by the Transfer Agent prior to 4:00 p.m. (Eastern time) on any day the New York Stock Exchange is open for trading will be confirmed at the net asset value next determined (based upon valuation procedures described in the prospectus) as of the close of the Transfer Agent's business day, normally 4:00 p.m. (Eastern time). Orders received by the Transfer Agent after 4:00 p.m. will be confirmed at the next day's price.


Tax-Sheltered  Retirement  Plans.

Shares of each Portfolio of the Trust are available to all types of tax-deferred retirement plans including custodial accounts described in Sections 401(k) and 403(b)(7) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. You can transfer an existing plan into a Portfolio or set up a new plan in the manner described below.


Individual   Retirement  Accounts  (IRA).

Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals may make non-deductible IRA contributions to a separate account to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the record keeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may roll over all or part of that distribution into a New Century Portfolios IRA. Your roll-over contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the lump sum distribution you can continue to defer Federal income taxes on your lump sum contribution and on any income that is earned on that contribution.


Tax-Sheltered  Custodial  Accounts.

If you are an employee of a public school, state college or university, or an employee of a non-profit organization exempt from tax under Section 501(c)(3) of the Internal Revenue Code, you may be eligible to make contributions into a custodial account (pursuant to section 493(b)(7) of the Code) which invests in shares of the Portfolios. Such contributions, to the extent that they do not exceed certain limits, are excludable from the gross income of the employee for federal income tax purposes.


How to Establish Retirement Accounts.

All the foregoing retirement plan options require special applications or plan documents. Please call us to obtain information regarding the establishing of retirement plan accounts. In the case of IRA and KEOGH Plans, U.S. Bank, N.A. acts as the plan custodian and charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice prior to establishing a plan.


Systematic   Withdrawal  Program.

You can arrange to make systematic cash withdrawals from your account monthly, quarterly or annually. If the periodic amount you elect to withdraw is more than the increase of any income or gains in your account, the withdrawals can deplete the value of your account. If the withdrawals are to be sent to someone who is not a registered owner of the shares, a signature guarantee is required on your application for this service. New Century Portfolios bears the cost of providing this plan at the present time. Please contact the Distributor to obtain information or an application. We may refuse to establish a systematic withdrawal program for an account under $10,000 or a withdrawal payment under $50.


Officers and Trustees of New Century Portfolios

The members of the Board of Trustees of the Trust are fiduciaries for the Portfolios' shareholders and are governed by the law of the Commonwealth of Massachusetts in this regard. They establish policy for the operation of the Portfolios, and appoint the Officers who conduct the daily business of the Portfolios. The trustees serve as trustee to each of the five investment portfolios offered by the Trust.


                                        Position held
                                        with the Trust          Principal Occupation
Name and Address                Age     and Tenure              During the past Five Years
----------------                ---     --------------          --------------------------

Interested Trustees

*Douglas A. Biggar              54      Chairman and            Vice President and Clerk,
 20 William Street                      Trustee since           Weston Financial Group, Inc.;
 Suite 330                              July 28, 1988.          Clerk and Treasurer of Weston
 Wellesley, MA 02481                                            Securities Corporation.


*Joseph Robbat, Jr.             50      Trustee since           Chief Executive Officer and
 20 William Street                      July 28, 1988.          Treasurer, Weston Financial
 Suite 330                                                      Group, Inc.
 Wellesley, MA 02481


Non-Interested Trustees

Stanley H. Cooper, Esq.         53      Trustee since           Attorney in private practice.
One Ashford Lane                        July 28, 1988.
Andover, MA 01810

Roger Eastman, CPA              70      Trustee since           Executive Vice President
32 Meetinghouse Square                  August 1, 1989.         and Chief Operating Officer
32 Meetinghouse Square                                          Danvers Savings
Middleton, MA 01949                                             Bank; Formerly Partner, Arthur
                                                                Andersen & Co.

Michael A. Diorio, CPA          55      Trustee since           Consultant in private practice,
11 Calvin Drive                         July 28, 1988.          Formerly Partner, Diorio, Hudson &
Milford, MA 01757                                               Pavento, P.C.


Officers

Wayne M. Grzecki                51      President               Vice President and Senior
20 William Street                                               Counselor, Weston Financial
Suite 330                                                       Group, Inc.
Wellesley, MA 02481

Ronald A. Sugameli              51      Vice President          Vice President and Senior
20 William Street                                               Counselor, Weston Financial
Suite 330                                                       Group, Inc.
Wellesley, MA 02481

Ellen M. Bruno                  36      Treasurer and           Vice President, Weston Financial
20 William Street                       Secretary               Group, Inc.; Consultant,
Suite 330                           .                           United Asset Management
Wellesley, MA 02481                                             Corporation.

Susan K. Arnold                 43      Assistant Treasurer     Senior Financial Counselor
20 William Street                                               Weston Financial Group, Inc.
Suite 330
Wellesley, MA 02481

Clara Prokup                    53      Assistant Secretary     Director of Investment Operations,
20 William Street                                               Weston Financial Group, Inc.
Suite 330                                                       since 1998; prior thereto, Controller,
Wellesley, MA 02481                                             Weston Financial Group, Inc.



* Messrs. Biggar and Robbat, Jr. are considered to be "interested persons" of the Trust, as that term is defined in the 1940 Act. Messrs. Biggar and Robbat, Jr. are interested persons because each is an officer and control person of the Advisor and the Distributor.

Douglas A. Biggar, Chairman of the Board and a trustee of the Trust, is Vice President and Clerk of the Advisor and a registered representative of the Distributor. Joseph Robbat, Jr., a trustee of the Trust, is the Chief Executive Officer and Treasurer of the Advisor and a registered representative of the Distributor. Wayne M. Grzecki, President of the Trust, is a Vice President and Senior Counselor of the Advisor and a registered representative of the Distributor. Ronald A. Sugameli, Vice President of the Trust, is a Vice President and Senior Counselor of the Advisor and a registered representative of the Distributor. Ellen M. Bruno, Treasurer and Secretary of the Trust, is a Vice President of the Advisor. Susan K. Arnold, Assistant Treasurer of the Trust, is a Senior Financial Counselor of the Advisor and a registered representative of the Distributor. Clara Prokup, Assistant Secretary of the Trust, is the Director of Investment Operations of the Advisor and a registered representative of the Distributor.

Each trustee will hold office until the Trust's next annual meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

The Trust has a standing Audit Committee of the Board composed of Messrs. Cooper, Diorio and Eastman. The functions of the Audit Committee are to meet with the Trust's independent accountants to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent accountants with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board of Trustees the selection of independent accountants, and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. During its most recent fiscal year ended October 31, 2001, the Audit Committee met one time.

The Trust has a standing Nominating Committee of the Board composed of Messrs. Cooper, Diorio and Eastman. The Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. During the Trust's most recent fiscal year ended October 31, 2001, the Nominating Committee did not meet.

As of December 31, 2001, the trustees beneficially owned the following dollar range of equity securities in each Portfolio and the Trust:

                                                        Aggregate Dollar
                                                        Range of Equity
                       Dollar Range of Equity           Securities in all
Name of Trustee        Securities in the Portfolio      Portfolios of the Trust
---------------        ---------------------------      -----------------------
Douglas A. Biggar      Over $100,000 in the Capital     Over $100,000
                       Portfolio
                       Over $100,000 in the Balanced
                       Portfolio
                       $1 to $10,000 in the
                       Aggressive Portfolio
                       $0 in the International
                       Portfolio
                       $0 in the Alternative
                       Strategies Portfolio

Joseph Robbat, Jr.     Over $100,000 in the Capital     Over $100,000
                       Portfolio
                       Over $100,000 in the Balanced
                       Portfolio
                       $10,001 - $50,000 in the
                       Aggressive Portfolio
                       $10,001 - $50,000 in the
                       International Portfolio
                       $0 in the Alternative
                       Strategies Portfolio

Stanley H. Cooper,     Over $100,000 in the Capital    Over $100,000
Esq.                   Portfolio
                       $1-$10,000 in the Balanced
                       Portfolio
                       $0 in the Aggressive Portfolio
                       $0 in the International
                       Portfolio
                       $0 in the Alternative
                       Strategies Portfolio

Roger Eastman, CPA     None                            None

Michael A. Diorio,     None                            None
CPA


Approval of the  Investment  Advisory  Agreements.

The Board of Trustees most recently approved the terms and conditions of the Investment Advisory Agreements between the Advisor and the Trust, on behalf of the New Century Capital and New Century Balanced Portfolios, at a meeting on September 25, 2001. At the meeting, the trustees considered, amongst other things, a discussion of the terms and conditions of each agreement, the quality and scope of the investment advisory services received from the Advisor in the past and which were expected of to continue in the future, the Advisor's personnel assigned to service the two Portfolios, the unique aspects of the Advisor's operations, the fees paid by each Portfolio and in relation to similar funds within the industry, and information concerning the performance of each Portfolio. The trustees also reviewed and discussed other aspects of the Advisor, such as the profitability of the investment adviser, the addition of the New Century Aggressive and New Century International Portfolios, the relationship between the Trust and the Advisor, including the benefits each party received from such long term relationship, and the fact that the Advisor and its affiliates received other compensation from the relationship such as fees as administrator and fees under a distribution (12b-1) plan. The trustees also noted that two of the trustees, Messrs. Biggar and Robbat, were affiliates of the Advisor and the Distributor and would benefit by the investment advisory, administration and distribution agreements.

The Board of Trustees approved the terms and conditions of the Investment Advisory Agreements between the Advisor and the Trust, on behalf of the New Century Aggressive and New Century International Portfolios, at a meeting on June 22, 2000. At the meeting, he trustees considered, amongst other things, a discussion of the terms and conditions of each Investment Advisory Agreement, the quality and scope of the investment advisory services to be received from the Advisor, the Advisor's personnel assigned to service the Portfolios, the unique aspects of the Advisor's operations and the fees to be paid by each Portfolio in comparison to similar funds within the industry. The trustees also reviewed and discussed other aspects of the Advisor, such as the profitability of the Advisor, the Advisor's code of ethics, the relationship between the Trust and the Advisor, including the benefits each party received from such long term relationship, and the fact that the Advisor and its affiliates received other compensation from the relationship such as fees as administrator and fees under a distribution (12b-1) plan. The trustees also noted that two of the trustees, Messrs. Biggar and Robbat, Jr. were affiliates of the Advisor and the Distributor and would benefit by the investment advisory, administration and distribution agreements.

The Board of Trustees approved the terms and conditions of the Investment Advisory Agreement between the Advisor and the Trust, on behalf of the New Century Alternative Strategies Portfolio, at a meeting on March 14, 2002. At the meeting, the trustees considered, amongst other things, a discussion of the terms and conditions of the Investment Advisory Agreement, the quality and scope of the investment advisory services to be received from the Advisor, the Advisor's personnel assigned to service the New Century Alternative Strategies Portfolio, the unique aspects of the Advisor's operations and the fees to be paid by the New Century Alternative Strategies Portfolio in comparison to similar funds within the industry. The trustees also reviewed and discussed other aspects of the Advisor, such as the profitability of the Advisor, the Advisor's code of ethics, the relationship between the Trust and the Advisor, including the benefits each party received from such long term relationship, and the fact at the Advisor and its affiliates received other compensation from the relationship such as fees as administrator and fees under a distribution (12b-1) plan. The trustees also noted that two of the trustees, Messrs. Biggar and Robbat, Jr. were affiliates of the Advisor and the Distributor and would benefit by the investment advisory, administration and distribution agreements.

The officers conduct and supervise the daily business operations of the Trust, while the trustees, in addition to functions set forth under "Advisor" and "Distributor and Distribution Plan," review such actions and decide on general policy. Compensation to officers and trustees of the Trust who are affiliated with the Advisor or the Distributor is paid by the Advisor or the Distributor, respectively, and not by the Trust. The Trust pays each trustee who is not affiliated with the Advisor or Distributor quarterly fees.

The following table shows aggregate compensation paid to each non-affiliated trustee by the Trust in the fiscal year ended October 31, 2001:


(1)                         (2)               (3)                    (4)                  (5)
Name of Person,             Aggregate         Pension or             Estimated Annual     Total
Position                    Compensation      Retirement Benefits    Benefits Upon        Compensation
                            From              Accrued as Part of     Retirement
                            Trust             Trust Expenses
Stanley H. Cooper,          $8,000            $0                     $0                   $8,000
Esquire - Trustee

Roger Eastman,              $8,000            $0                     $0                   $8,000
CPA - Trustee

Michael A. Diorio,          $8,000            $0                     $0                   $8,000
CPA - Trustee


Sales Loads.

The Portfolios do not currently charge any front-end or contingent deferred sales charges on the sale of shares.


Code of  Ethics.

The Trust has adopted a Code of Ethics for certain access persons of the Trust, which includes its trustees and certain officers and employees of the Trust, the Advisor and the Distributor. The Code of Ethics is designed to ensure that insiders act in the interest of each Portfolio and its shareholders with respect to any personal trading of securities. Under the Code of Ethics, access persons are prohibited from directly or indirectly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which to his or her actual knowledge are being purchased, sold or considered for purchase or sale by a Portfolio. The Code of Ethics contains even more stringent investment restrictions and prohibitions for insiders who participate in a Portfolio's investment decisions. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.


Ownership of the Portfolios

As of February 24, 2002, the following persons were control persons or principal holders of each Portfolio's shares. Control persons are persons deemed to control a Portfolio because they own beneficially over 25% of the outstanding shares of the Portfolio. Principal holders are persons that own beneficially 5% or more of a Portfolio's outstanding shares. As of that date, the Trust's officers and Trustees as a group owned less than 1% of the outstanding shares of each Portfolio.


New Century Balanced Portfolio

FTC & Co.                                      6.91%
Att: Datalynx 093
P.O. Box 173736
Denver, CO  80217-3736


New Century Aggressive Portfolio

Philip H. Gordon                               22.49%
Sandra P. Gordon
300 Boyleston Street
Boston, MA 02116 -3940

FTC & Co.                                      16.71%
Att: Datalynx 093
P.O. Box 173736
Denver, CO  80217-3736

Vincent F. Rago, IRA                           9.53%
15 Roxbury Road
Pittsburgh, PA  15221

Weston Financial Group PSP                     8.71%
20 William Street
Wellesley, MA 02481


New Century International Portfolio

FTC & Co.                                      73.78%
Att: Datalynx 093
P.O. Box 173736
Denver, CO  80217-3736

John P. Ginnetti                               7.54%
Barbara M. Ginnetti
3715 SE Doubleton Drive
Stuart, FL  34997

Debra Carlucci                                 6.38%
12 Hill Top Road
Norwalk, CT  06854


General Information

Beneficial Shares.

New Century Portfolios was organized as a Maryland corporation on July 20, 1988. It was reorganized as a Massachusetts business trust on March 20, 1990. The Trust was originally named "Weston Portfolios." On November 2, 1998, the Trust changed its name to New Century Portfolios. The New Century Capital Portfolio was originally named the "Weston Growth Portfolio." On January 12, 1989, the Weston Growth Portfolio changed its name to the New Century Capital Portfolio. The New Century Balanced Portfolio was originally named the "Weston Income Portfolio." On January 12, 1989, the Weston Income Portfolio changed its name to the "New Century I Portfolio," and on November 2, 1998, the New Century I Portfolio changed its name to the New Century Balanced Portfolio.

The Trust offers an unlimited number of transferable beneficial shares all at $.01 par value. At the present time, there are five series of shares designated as the "New Century Capital Portfolio," the "New Century Balanced Portfolio," the "New Century Aggressive Portfolio," the "New Century International
Portfolio" and the "New Century Alternative Strategies Portfolio." Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or pre-emptive rights. Shares, when issued, will be fully paid and non assessable. Fractional shares have proportional voting rights. Shares of the Portfolios do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees. The Portfolios' shareholders will vote together to elect Trustees and on other matters affecting the entire Trust, but will vote separately on matters affecting separate Portfolios.


Audits and  Reports.

The accounts of the Trust are audited each year by Briggs Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, PA 19102, independent certified public accountants whose selection must be approved annually by the Board of Trustees. Shareholders receive semi-annual and annual reports of the Trust including the annual audited financial statements and a list of securities owned.


Taxes.

Each Portfolio intends to qualify as a regulated investment company under the Code. Such qualification removes from the Portfolios any liability for Federal income taxes upon the portion of its income distributed to shareholders in accordance with certain timing requirements and makes Federal income tax upon such distributed income generated by the Portfolios' investments the sole responsibility of the shareholders. Continued qualification requires the Portfolios, among other things, to distribute to its shareholders each year substantially all of its income and capital gains. The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to investors in each calendar year, an amount equal to the sum of (i) 98% of its calendar year ordinary income, plus (ii) 98% of its capital gain net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending each October 31, plus (iii) 100% of any undistributed ordinary or capital gain net income from the prior year. Each Portfolio intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax. Each Portfolio also proposes to comply with other requirements, such as (1) appropriate diversification of its portfolio of investments, and (2) realization of 90% of annual gross income from dividends, interest, gains from sales of securities, or other "qualifying income."

"The Trust" is a series trust. Each series (i.e., a Portfolio) of the Trust will be treated as a separate entity for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal tax purposes) such gains against any net capital losses of another Portfolio.

As of October 31, 2001, the Portfolios had the following capital loss carryforwards available to offset future capital gains through the indicated expiration dates:

                                    2009
New Century Capital                 $6,713,738
New Century Balanced                $2,667,080
New Century Aggressive              $258,107
New Century International           $108,350


Expenses.

Except as indicated above, each Portfolio is responsible for the payment of its expenses, including: (a) the fees payable to the Advisor and the Distributor;
(b) the fees and expenses of Trustees who are not affiliated with the Advisor or the Distributor; (c) the fees and certain expenses of the Trust's custodian and Transfer Agent; (d) the charges and expenses of the Trust's legal counsel and independent accountants; (e) brokers' commissions and any issue or transfer taxes chargeable to a Portfolio in connection with its securities transactions;
(f) all taxes and corporate fees payable by the Trust to governmental  agencies;
(g) the fees of any trade association of which the Trust is a member; (h) the cost of stock certificates, if any, representing shares of a Portfolio; (i) reimbursements of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Portfolios and their shares with the Securities and Exchange Commission and registering to distribute its shares in and qualifying its shares for sale under state securities laws, and the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (j) allocable communications expenses with respect to investor services and all expenses of shareholder and trustee meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (l) compensation for employees of the Trust.

Custodian.

The Trust has retained U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), 425 Walnut Street, 6th floor, CN-WN-06TC Cincinnati, OH 45202, to act as Custodian of the securities and cash of the Trust and its Portfolios.


Performance

From time to time a Portfolio may advertise its total return and yield. "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of purchase price.

The "yield" of a Portfolio is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of such Portfolio, for the purpose of determining net investment income, all recurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A Portfolio may also include its distribution rate in its advertisements. The distribution rate is the amount of distributions per share made over a 12-month period divided by the current net asset value.

Total return quotations used by the Portfolios are based on standardized methods of computing performance mandated by Securities and Exchange Commission rules. The "average annual total return (before taxes)" of a Portfolio refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of such Portfolio (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The New Century Alternative Strategies Portfolio commenced investment operations on May 1, 2002. Accordingly, no performance information is provided for this Portfolio. The average annual total returns for each other Portfolio for the one-year, five-years and ten-years periods ending on December 31, 2001, as applicable, are set forth in the prospectus. The following are the average annual returns for the Portfolios for the one year, five year and ten year periods, as applicable, ended October 31, 2001:


Average Annual Returns for the Periods Ended October 31, 2001.

                                        1 Year     5 Years     10 Years
                                        ------     --------    --------
New Century Capital Portfolio           -27.77%    8.02%       10.04%
New Century Balanced Portfolio          -11.21%    7.61%       9.05%
New Century Aggressive Portfolio        -26.30%    N/A1        N/A1
New Century International Portfolio     -25.90%    N/A1        N/A1

---------------------------

1 The New Century Aggressive Portfolio and New Century International Portfolio did not commence investment operations until November 1, 2000. Accordingly, no performance information is presented for these Portfolios for the 5 and 10 year periods.

As the following formula indicates, the average annual total return (before taxes) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Securities and Exchange Commission formula:

                n
        P(1 + T)   = ERV

       Where

           P = a hypothetical initial payment of $1,000

           T = average annual total return

           n = number of years

         ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for each Portfolio, except for the New Century Alternative Strategies Portfolio are included in the prospectus.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

Comparisons and Advertisements. To help investors better evaluate how an investment in the Portfolios might satisfy their investment objective, advertisements regarding the Portfolios may discuss yield or total return for the Portfolios as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

           Lehman Treasury Index;
           Salomon Bros. Corporate Bond Index;
           U.S. Treasury Bills;
           Consumer Price Index;
           S&P 500;
           Dow Jones Industrial Average; and
           Mutual Fund returns calculated by the CDA Technologies, Inc.


Financial Statements

The Trust's audited financial statements, related notes and the report of Briggs Bunting & Dougherty, LLP for the fiscal year ended October 31, 2001, as set forth in the Trust's Annual Report to Shareholders dated October 31, 2001, are incorporated herein by reference. The financial statements and related notes have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of the Trust's Annual Report to Shareholders is incorporated herein by reference. You may obtain a free copy of the Annual Report to Shareholders by contacting the Trust at the address or telephone number appearing on the cover of this Statement of Additional Information.

INVESTMENT ADVISOR
Weston Financial Group, Inc.
Wellesley, MA

DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, OH

TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH

LEGAL COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA

AUDITORS
Briggs Bunting & Dougherty, LLP
Philadelphia, PA